                                                                     Exhibit 4.1

                         NISSAN AUTO LEASE TRUST 2004-A

                                  $___________
                    _________% Asset Backed Notes, Class A-1

                                  $___________
                    _________% Asset Backed Notes, Class A-2

                                  $___________
                  Floating Rate Asset Backed Notes, Class A-3a

                                  $___________
                    _________% Asset Backed Notes, Class A-3b

                         NISSAN AUTO LEASE TRUST 2004-A

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                              as Indenture Trustee,

                          ---------------------------

                                    INDENTURE

                           Dated as of _________, 2004

                          ---------------------------

                                TABLE OF CONTENTS

                                                                                                                         PAGE
ARTICLE ONE                DEFINITIONS..........................................................................           1

         SECTION 1.01               Capitalized Terms...........................................................           1

         SECTION 1.02               Interpretation..............................................................           2

         SECTION 1.03               Incorporation by Reference Trust Indenture Act..............................           2

ARTICLE TWO                THE NOTES............................................................................           3

         SECTION 2.01               Form........................................................................           3

         SECTION 2.02               Execution, Authentication and Delivery......................................           3

         SECTION 2.03               Temporary Notes.............................................................           4

         SECTION 2.04               Registration; Registration of Transfer and Exchange.........................           4

         SECTION 2.05               Mutilated, Destroyed, Lost or Stolen Notes..................................           5

         SECTION 2.06               Persons Deemed Owners.......................................................           6

         SECTION 2.07               Cancellation................................................................           6

         SECTION 2.08               Release of Collateral.......................................................           7

         SECTION 2.09               Book-Entry Notes............................................................           7

         SECTION 2.10               Notices to Clearing Agency..................................................           7

         SECTION 2.11               Definitive Notes............................................................           8

         SECTION 2.12               Authenticating Agents.......................................................           8

         SECTION 2.13               The Interest Rate Cap Agreement.............................................           9

         SECTION 2.14               Tax Treatment...............................................................          10

ARTICLE THREE              COVENANTS............................................................................          10

         SECTION 3.01               Payments to Noteholders, Trust Certificateholders and Transferor............          10

         SECTION 3.02               Maintenance of Office or Agency.............................................          10

         SECTION 3.03               Money for Payments to be Held in Trust......................................          10

         SECTION 3.04               Existence...................................................................          12

         SECTION 3.05               Protection of Trust Estate..................................................          12

         SECTION 3.06               Opinions as to Trust Estate.................................................          13

         SECTION 3.07               Performance of Obligations; Servicing of the 2004-A SUBI Assets.............          13

         SECTION 3.08               Negative Covenants..........................................................          14

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                         PAGE
         SECTION 3.09               Trust Certificates and Reports..............................................          15

         SECTION 3.10               Restrictions on Certain Other Activities....................................          16

         SECTION 3.11               Notice of Defaults..........................................................          16

         SECTION 3.12               Further Instruments and Acts................................................          16

         SECTION 3.13               Delivery of the 2004-A SUBI Certificate.....................................          16

         SECTION 3.14               Compliance with Laws........................................................          17

         SECTION 3.15               Issuer May Consolidate, etc., Only on Certain Terms.........................          17

         SECTION 3.16               Successor or Transferee.....................................................          19

         SECTION 3.17               Removal of the Administrative Agent.........................................          19

ARTICLE FOUR               SATISFACTION AND DISCHARGE...........................................................          19

         SECTION 4.01               Satisfaction and Discharge of Indenture.....................................          19

         SECTION 4.02               Application of Trust Money..................................................          20

         SECTION 4.03               Repayment of Monies Held by Paying Agent....................................          20

ARTICLE FIVE               Indenture DEFAULT....................................................................          21

         SECTION 5.01               Indenture Defaults..........................................................          21

         SECTION 5.02               Acceleration of Maturity; Waiver of Indenture Default.......................          22

         SECTION 5.03               Collection of Indebtedness and Suits for Enforcement by Indenture Trustee...          23

         SECTION 5.04               Remedies; Priorities........................................................          25

         SECTION 5.05               Optional Preservation of the Trust Estate...................................          26

         SECTION 5.06               Limitation of Suits.........................................................          27

         SECTION 5.07               Unconditional Rights of Noteholders to Receive Principal and Interest.......          27

         SECTION 5.08               Restoration of Rights and Remedies..........................................          28

         SECTION 5.09               Rights and Remedies Cumulative..............................................          28

         SECTION 5.10               Delay or Omission Not a Waiver..............................................          28

         SECTION 5.11               Control by Noteholders......................................................          28

         SECTION 5.12               [Reserved]..................................................................          29

         SECTION 5.13               Undertaking for Costs.......................................................          29

         SECTION 5.14               Waiver of Stay or Extension Laws............................................          29

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                         PAGE
         SECTION 5.15               Action on Notes.............................................................          29

         SECTION 5.16               Performance and Enforcement of Certain Obligations..........................          29

         SECTION 5.17               Sale of Trust Estate........................................................          30

ARTICLE SIX                THE Indenture TRUSTEE................................................................          31

         SECTION 6.01               Duties of Indenture Trustee.................................................          31

         SECTION 6.02               Rights of Indenture Trustee.................................................          32

         SECTION 6.03               Individual Rights of Indenture Trustee......................................          33

         SECTION 6.04               Indenture Trustee's Disclaimer..............................................          33

         SECTION 6.05               Notice of Defaults..........................................................          34

         SECTION 6.06               Reports by Indenture Trustee to Noteholders.................................          34

         SECTION 6.07               Compensation and Indemnity..................................................          34

         SECTION 6.08               Replacement of Indenture Trustee............................................          35

         SECTION 6.09               Successor Indenture Trustee by Merger.......................................          36

         SECTION 6.10               Appointment of Co-Trustee or Separate Trustee...............................          37

         SECTION 6.11               Eligibility; Disqualification...............................................          38

         SECTION 6.12               Trustee as Holder of the 2004-A SUBI Certificate............................          38

         SECTION 6.13               Representations and Warranties of Indenture Trustee.........................          39

         SECTION 6.14               Furnishing of Documents.....................................................          39

         SECTION 6.15               Interest Rate Cap Agreement Provisions......................................          39

         SECTION 6.16               Preferred Collection of Claims Against Issuer...............................          40

ARTICLE SEVEN              NOTEHOLDERS' LISTS AND REPORTS.......................................................          40

         SECTION 7.01               Note Registrar to Furnish Noteholder Names

                                    and Addresses...............................................................          40

         SECTION 7.02               Preservation of Information; Communications to Noteholders..................          41

         SECTION 7.03               Reports by Issuer...........................................................          41

         SECTION 7.04               Reports by Indenture Trustee................................................          42

ARTICLE EIGHT              ACCOUNTS, DISBURSEMENTS AND RELEASES.................................................          42

         SECTION 8.01               Collection of Money.........................................................          42

         SECTION 8.02               Accounts....................................................................          42

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                         PAGE
         SECTION 8.03               Payment Date Certificate....................................................          43

         SECTION 8.04               Disbursement of Funds.......................................................          44

         SECTION 8.05               General Provisions Regarding Accounts.......................................          48

         SECTION 8.06               Release of Trust Estate.....................................................          48

         SECTION 8.07               Release of Interest In 2004-A Leases and 2004-A Vehicles Upon
                                    Purchase or Reallocation by the Servicer....................................          49

         SECTION 8.08               Opinion of Counsel..........................................................          49

ARTICLE NINE               SUPPLEMENTAL INDENTURES..............................................................          50

         SECTION 9.01               Supplemental Indentures Without Consent of Noteholders.....................           50

         SECTION 9.02               Supplemental Indentures With Consent of Noteholders.........................          51

         SECTION 9.03               Execution of Supplemental Indentures........................................          52

         SECTION 9.04               Effect of Supplemental Indenture............................................          53

         SECTION 9.05               Reference in Notes to Supplemental Indentures...............................          53

ARTICLE TEN                REDEMPTION OF NOTES..................................................................          53

         SECTION 10.01              Redemption..................................................................          53

         SECTION 10.02              Form of Redemption Notice...................................................          54

         SECTION 10.03              Notes Payable on Redemption Date............................................          54

ARTICLE ELEVEN             MISCELLANEOUS........................................................................          54

         SECTION 11.01              Compliance Certificates and Opinions........................................          54

         SECTION 11.02              Form of Documents Delivered to Indenture Trustee............................          56

         SECTION 11.03              Acts of Noteholders.........................................................          57

         SECTION 11.04              Notices.....................................................................          58

         SECTION 11.05              Notices to Noteholders; Waiver..............................................          58

         SECTION 11.06              Effect of Headings and Table of Contents....................................          59

         SECTION 11.07              Successors and Assigns......................................................          59

         SECTION 11.08              Severability................................................................          59

         SECTION 11.09              Benefits of Indenture.......................................................          59

         SECTION 11.10              Legal Holidays..............................................................          59

         SECTION 11.11              Governing Law...............................................................          59

         SECTION 11.12              Counterparts................................................................          59

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                         PAGE
         SECTION 11.13              Recording of Indenture......................................................          59

         SECTION 11.14              Trust Obligation............................................................          60

         SECTION 11.15              No Petition.................................................................          60

         SECTION 11.16              No Recourse.................................................................          60

         SECTION 11.17              Inspection..................................................................          61

         SECTION 11.18              Limitation of Liability of Owner Trustee....................................          61

         SECTION 11.19              Assignment of the Interest Rate Cap Agreement...............................          61

         SECTION 11.20              Conflict with Trust Indenture Act...........................................          63

EXHIBITS

         Exhibit A - Form of Notes .............................................................................         A-1

         Exhibit B - Form of Depository Agreement ..............................................................         B-1

             Reconciliation and tie between the Trust Indenture Act
                              of 1939 and Indenture

     TIA                                                                                                      Indenture
   Section                                                                                                     Section
-------------                                                                                                 ---------
310 (a) (1)............................................................................................          6.11
    (a) (2)............................................................................................          6.11
    (a) (3)............................................................................................     6.10(b)(i)
    (a) (4)............................................................................................          6.12
    (a) (5)............................................................................................          6.11
    (b)................................................................................................          6.08
                                                                                                                 6.11
                                                                                                                11.04
    (c)................................................................................................          N.A.
311 (a) ...............................................................................................          6.16
    (b) ...............................................................................................          6.16
    (c) ...............................................................................................          N.A.
312 (a) ...............................................................................................          7.01
    (b) ...............................................................................................        7.02(b)
    (c) ...............................................................................................        7.02(c)
313 (a) ...............................................................................................          7.04
    (b) (1)............................................................................................          7.04
    (b) (2)............................................................................................          7.04
    (c) ...............................................................................................          7.04
                                                                                                                11.04
    (d) ...............................................................................................          7.04
314 (a) ...............................................................................................          7.03
                                                                                                                 3.09
                                                                                                                11.04
    (b) ...............................................................................................         11.13
    (c) (1) ...........................................................................................         11.01
                                                                                                                 6.02
                                                                                                               8.06(a)
    (c) (2) ...........................................................................................         11.01
                                                                                                                 3.06
                                                                                                                 3.15
                                                                                                                 6.02
                                                                                                              8.06(a)
                                                                                                                 8.08
    (c) (3)............................................................................................         11.01
    (d) ...............................................................................................       11.01(b)
    (e) ...............................................................................................         11.01
    (f) ...............................................................................................          N.A.

315 (a) ...............................................................................................          6.01
    (b) ...............................................................................................          6.05
    (c) ...............................................................................................          N.A.
    (d) ...............................................................................................          6.01(c)
    (e) ...............................................................................................          5.13
316 (a)(1) (A).........................................................................................          5.11
                                                                                                                 6.01(c)
    (a) (1) (B)........................................................................................          5.12
    (a) (2)............................................................................................          N.A.
    (b) ...............................................................................................          5.07
    (c) ...............................................................................................          N.A.
317 (a) (1) ...........................................................................................          5.04
    (a) (2) ...........................................................................................          5.03(c)
                                                                                                                 5.03(d)
    (b) ...............................................................................................          3.03
318 (a) ...............................................................................................         11.20

-----------
(1) This reconciliation table and tie shall not, for any purpose be deemed to be part of the Indenture.

(2) N.A. means not applicable.

                                    INDENTURE

         This Indenture, dated as of _________, 2004 (the "Indenture"), is between the Nissan Auto Lease Trust 2004-A, a Delaware statutory trust (the "Issuer"), and U.S. Bank National Association a national banking association ("U.S. Bank"),, as trustee (the "Indenture Trustee").

         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the holders of the Issuer's _________% Asset Backed Notes, Class A-1 (the "Class A-1 Notes"), _________% Asset Backed Notes, Class A-2 (the "Class A-2 Notes"), Floating Rate Asset Backed Notes, Class A-3a (the "Class A-3a Notes") _________% Asset Backed Notes, Class A-3b (the "Class A-3b Notes") (the "Class A-3b Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3a Notes, the "Notes"):

                                 GRANTING CLAUSE

         The Issuer, hereby Grants in trust to the Indenture Trustee on the Closing Date, as trustee for the benefit of the Noteholders and the Trust Certificateholders all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in and to (i) the Trust Estate and (ii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments, securities, financial assets and other property that at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral"), in each case as such terms are defined herein.

         The Indenture Trustee, as trustee on behalf of the Noteholders, acknowledges the foregoing Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.

                                  ARTICLE ONE

                                  DEFINITIONS

         SECTION 1.01 Capitalized Terms. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement of Definitions, dated as of _________, 2004, by and among the Issuer, NILT Trust, a Delaware statutory trust, as grantor and initial beneficiary (in such capacity, the "Grantor" and the "UTI Beneficiary," respectively), Nissan-Infiniti LT, a Delaware statutory trust (the "Titling Trust"), Nissan Motor Acceptance Corporation, a California corporation ("NMAC"), in its individual capacity, as servicer and as administrative agent (in such capacity, the "Servicer" and the "Administrative Agent," respectively), Nissan Auto Leasing LLC II, a Delaware limited liability company ("NALL II"), NILT, Inc., a Delaware corporation, as trustee to the Titling Trust (the "Titling

                                                                       Indenture

Trustee"), Wilmington Trust Company, a Delaware banking corporation, as owner trustee and Delaware trustee (in such capacity, the "Owner Trustee" and the "Delaware Trustee," respectively) and U.S. Bank, as Indenture Trustee and trust agent (in such capacity, the "Trust Agent").

         SECTION 1.02 Interpretation. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Indenture include all Exhibits hereto,
(iii) references to words such as "herein," "hereof" and the like shall refer to this Indenture as a whole and not to any particular part, Article or Section within this Agreement, (iv) references to an Article or Section such as "Article Twelve" or "Section 12.01" shall refer to the applicable Article or Section of this Indenture, (v) the term "include" and all variations thereof shall mean "include without limitation," (vi) the term "or" shall include "and/or," (vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

         Any reference in this Indenture to any agreement means such agreement as it may be amended, restated, supplemented (only to the extent such agreement as supplemented relates to the Notes), or otherwise modified from time to time. Any reference in this Indenture to any law, statute, regulation, rule, or other legislative action shall mean such law, statute, regulation, rule or other legislative action as amended, supplemented, or otherwise modified from time to time, and shall include any rule or regulation promulgated thereunder. Any reference in this Indenture to a Person shall include the successors or assignee of such Person.

         SECTION 1.03 Incorporation by Reference Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the Indenture securities.

         All other TIA terms used in this Indenture that are defined in the TIA, defined in the TIA by reference to another statute or defined by Commission rule have the meanings so assigned to them.

                                                                       Indenture

                                  ARTICLE TWO

                                   THE NOTES

         SECTION 2.01 Form. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth as Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

         The terms of the Notes set forth in Exhibit A hereto are part of the terms of this Indenture.

         SECTION 2.02 Execution, Authentication and Delivery. The Notes shall be executed by the Owner Trustee on behalf of the Issuer. The signature of any authorized officer of the Owner Trustee on the Notes may be manual or by facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time authorized officers of the Owner Trustee shall bind the Issuer, notwithstanding that any such individuals have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall, upon receipt of a Issuer Order, authenticate and deliver for original issue the following aggregate principal amounts of the Notes: (i) $_________ of Class A-1 Notes, (ii) $_________ of Class A-2 Notes, (iii) $_________ of Class A-3a Notes and (iv) $_________ of Class A-3b Notes. The aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3a Notes and Class A-3b Notes outstanding at any time may not exceed such respective amounts, except as provided in Section 2.05.

         Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered notes in book-entry form in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

         No Note may be sold, pledged or otherwise transferred to any Person except in accordance with Section 2.03 and any attempted sale, pledge or transfer in violation of such Section shall be null and void.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                                                       Indenture

         SECTION 2.03 Temporary Notes. Pending the preparation of Definitive Notes, the Owner Trustee may execute, on behalf of the Issuer, and upon receipt of a Issuer Order, the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of such temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the related Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Owner Trustee shall execute, on behalf of the Issuer, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         SECTION 2.04 Registration; Registration of Transfer and Exchange.

         (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes by the Note Registrar. The Indenture Trustee is hereby initially appointed the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. In the event, subsequent to the Closing Date, the Indenture Trustee notifies the Issuer that it is unable to act as Note Registrar, the Issuer shall appoint another bank or trust company, having an office located in the Borough of Manhattan, The City of New York, agreeing to act in accordance with the provisions of this Indenture applicable to it, and otherwise acceptable to the Indenture Trustee, to act as successor Note Registrar under this Indenture. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer shall give the Indenture Trustee prompt written notice of such appointment and the location, and any change in such location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

         (b) Upon the proper surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, if the requirements of Section 8-401 of the UCC are met, the Owner Trustee shall execute, on behalf of the Issuer, and the Indenture Trustee shall authenticate and the related Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

                                                                       Indenture

         (c) At the option of the related Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of such Notes at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401 of the UCC are met, the Owner Trustee shall execute, on behalf of the Issuer, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee the Notes that the Noteholder making such exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form and substance satisfactory to the Issuer and the Indenture Trustee, including appropriate tax documentation, duly executed by the Noteholder thereof or its attorney-in-fact duly authorized in writing.

         (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

         (e) No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith, other than exchanges pursuant to Sections 2.03 or 9.05 not involving any transfer.

         The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make, and the Note Registrar need not register, transfers or exchanges of any Note (i) selected for redemption or (ii) for a period of 15 days preceding the due date for any payment with respect to such Note.

         SECTION 2.05 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer, the Owner Trustee and the Indenture Trustee harmless, then, in the absence of notice to the Owner Trustee, the Note Registrar or the Indenture Trustee that such Note has been acquired by a "protected purchaser" (as contemplated by Article Eight of the UCC), and provided that the requirements of Section 8-405 of the UCC are met, the Owner Trustee shall execute, on behalf of the Issuer, and upon receipt of a Issuer Request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note (but not a mutilated Note) shall have become or within seven days shall become due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without the surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a "protected purchaser" (as contemplated by Article Eight of the UCC) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was

                                                                       Indenture
delivered or any assignee of such Person, except a "protected purchaser" (as contemplated by Article Eight of the UCC), and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment by the related Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.06 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and their respective agents may treat the Person in whose name any Note is registered (as of the date of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, and none of the Issuer, the Indenture Trustee or any of their respective agents shall be affected by notice to the contrary.

         SECTION 2.07 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by a Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and that such Notes have not been previously disposed of by the Indenture Trustee.

         SECTION 2.08 Release of Collateral. Subject to Section 11.01 and the terms of the Basic Documents, the Indenture Trustee shall release property from the Lien of this Indenture only upon receipt of a Issuer Request, accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or

                                                                       Indenture
an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

         SECTION 2.09 Book-Entry Notes. Unless otherwise specified, the Notes, upon original issuance, will be issued in the form of one or more typewritten Notes representing the Book-Entry Notes, to be delivered to the Indenture Trustee, as agent for DTC, the initial Clearing Agency, or a custodian therefor, by, or on behalf of, the Issuer. One fully registered Note shall be issued with respect to each $500 million in principal amount of each Class of Notes or such lesser amount as necessary. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner shall receive a Definitive Note representing such Note Owner's interest in such Note except as provided in Section 2.11. Unless and until Definitive Notes have been issued to Note Owners pursuant to Section 2.11:

         (a) the provisions of this Section shall be in full force and effect;

         (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Noteholder, and shall have no obligation to Note Owners;

         (c) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

         (d) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between or among such Note Owners and the Clearing Agency or Clearing Agency Participants; pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.11, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

         (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Amount, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         SECTION 2.10 Notices to Clearing Agency. Whenever a notice or other communication to Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.11, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency, and shall have no obligation to the Note Owners.

         SECTION 2.11 Definitive Notes. If (i) (A) the Transferor, the Owner Trustee or the Administrative Agent advises the Indenture Trustee in writing that the Clearing Agency is no

                                                                       Indenture
longer willing or able to properly discharge its responsibilities as described in the Depository Agreement and (B) the Transferor, the Indenture Trustee or the Administrative Agent is unable to locate a qualified successor (and if the Administrative Agent has made such determination, the Administrative Agent has given written notice thereof to the Indenture Trustee), (ii) the Transferor, the Indenture Trustee or the Administrative Agent at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after an Indenture Default, Note Owners representing in the aggregate not less than 51% of the Outstanding Amount, voting as a single class, advise the Indenture Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency or its successor is no longer in the best interest of Note Owners, the Indenture Trustee shall be required to notify all Note Owners, through the Clearing Agency, of the occurrence of such event and the availability through the Clearing Agency of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee by the Clearing Agency of the Note or Notes representing the Book-Entry Notes and the receipt of instructions for re-registration, the Indenture Trustee shall issue Definitive Notes to Note Owners, who thereupon shall become Noteholders for all purposes of this Indenture. None of the Issuer, Owner Trustee, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

         The Indenture Trustee, the Issuer and the Administrative Agent shall not be liable if the Indenture Trustee or the Administrative Agent is unable to locate a qualified successor Clearing Agency. The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of such methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes. From and after the date of issuance of Definitive Notes, all notices to be given to Noteholders shall be mailed to their addresses of record in the Note Register as of the relevant Deposit Date. Such notices shall be deemed to have been given as of the date of mailing.

         If Definitive Notes are issued and the Indenture Trustee is not the Note Registrar, the Owner Trustee shall furnish or cause to be furnished to the Indenture Trustee a list of the names and addresses of the Noteholders (i) as of each Deposit Date, within five days thereafter and (ii) as of not more than ten days prior to the time such list is furnished, within 30 days after receipt by the Owner Trustee of a written request therefor.

         SECTION 2.12 Authenticating Agents. Upon the request of the Issuer, the Indenture Trustee shall, and if the Indenture Trustee so chooses the Indenture Trustee may, appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.02, 2.04, 2.05 and 9.05, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by such Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section shall be deemed to be the authentication of Notes by the Indenture Trustee.

                                                                       Indenture

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Issuer. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such notice of resignation or upon such termination, the Indenture Trustee shall promptly appoint a successor Authenticating Agent and shall give written notice of such appointment to the Issuer.

         The Indenture Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services and reimbursement for its reasonable expenses relating thereto, and the Indenture Trustee shall be entitled to be reimbursed for all such payments, subject to Section 6.07. The provisions of Sections 2.07 and 6.04 shall be applicable to any Authenticating Agent.

         SECTION 2.13 The Interest Rate Cap Agreement.

         (a) On the Closing Date, the Issuer shall execute and deliver the Interest Rate Cap Agreement.

         (b) Subject to Section 11.19 hereof, the Indenture Trustee shall take all steps necessary to enforce the Issuer's rights under the Interest Rate Cap Agreement, including receiving payments from the Cap Provider when due and exercising the Issuer's rights under the Interest Rate Cap Agreement including, without limitation, if either the long-term senior unsecured debt rating of JPMorgan Chase Bank is downgraded below "A1" by Moody's, "A+" by Standard & Poor's, "A+" by Fitch (if rated by Fitch) or the short-term debt rating of JPMorgan Chase Bank is reduced below "P-1 by Moody's, below "A-1" by Standard & Poor's or "F-1" by Fitch (if rated by Fitch), the right to require the Cap Provider to obtain a guarantee of its obligations or to substitute a replacement cap provider (subject to the assumption by the replacement cap provider of the Cap Provider's obligations under the Interest Rate Cap Agreement) within 30 days of the occurrence of such reduction, or in certain circumstances, post collateral, in each case in accordance with the terms of the Interest Rate Cap Agreement.

         (c) Pursuant to the Interest Rate Cap Agreement, U.S. Bank will be designated calculation agent ("Calculation Agent"), and in such capacity, on each Interest Determination Date, will calculate the interest rate with respect to the Class A-3a Notes. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on Class A-3a Noteholders.

         SECTION 2.14 Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business

                                                                       Indenture
and franchise tax purposes, the Notes will qualify as indebtedness. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

                                 ARTICLE THREE

                                    COVENANTS

         SECTION 3.01 Payments to Noteholders, Trust Certificateholders and Transferor. The Issuer shall duly and punctually (i) pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture and (ii) cause the Servicer to direct the Indenture Trustee to release from the Note Distribution Account all other amounts distributable or payable from the Owner Trust Estate (including distributions to be made to the Trust Certificateholders on any Payment Date) under the Trust Agreement and Servicing Agreement. Without limiting the foregoing, subject to Section 8.04, the Issuer shall cause the Servicer to direct the Indenture Trustee to apply all amounts on deposit in the Note Distribution Account on each Payment Date that have been deposited therein for the benefit of the Notes. Amounts properly withheld under the Code by any Person from a payment to any Noteholder or Trust Certificateholder of interest or principal (or other amounts) shall be considered to have been paid by the Issuer to such Noteholder or Trust Certificateholder for all purposes of this Indenture.

         SECTION 3.02 Maintenance of Office or Agency. The Note Registrar, on behalf of the Issuer, shall maintain at the Corporate Trust Office or at such other location in the Borough of Manhattan, The City of New York, chosen by the Note Registrar, acting for the Issuer, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices to and demands upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands. The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.03 Money for Payments to be Held in Trust. As provided in Sections 5.04(b) and 8.04, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Distribution Account and Reserve Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn therefrom for payments on Notes shall be paid over to the Issuer except as provided in this Section. All payments of amounts due and payable with respect to any Notes or Trust Certificates that are to be made from amounts withdrawn from the Note Distribution Account or Reserve Account pursuant to Sections 3.01,
4.02 and 4.03 shall be made on behalf of the Issuer by the Indenture Trustee or by a Paying Agent, and no amounts so withdrawn from such accounts for payments of Notes or Trust Certificates shall be paid over to the Issuer or the Owner Trustee, except as provided by this Section.

                                                                       Indenture

         On each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited (including the provision of instructions to the Indenture Trustee to make any required withdrawals from the Reserve Account) into the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, and the Paying Agent shall hold such sum in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of any failure by the Issuer to effect such deposit.

         The Indenture Trustee, as Paying Agent, hereby agrees with the Issuer that it will, and the Issuer will cause each Paying Agent other than the Indenture Trustee, as a condition to its acceptance of its appointment as Paying Agent, to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this Section, that such Paying Agent shall:

         (a) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

         (b) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes, if any) in the making of any payment required to be made with respect to the Notes;

         (c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

         (d) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

         (e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed after such amount has become due and payable and after the Indenture Trustee has taken the steps described in this paragraph shall be discharged from such

                                                                       Indenture
trust and be paid to Children's Hospital Los Angeles upon presentation thereto of an Issuer, and the related Noteholder shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease. If any Noteholder shall not surrender its Notes for retirement within six months after the date specified in the written notice of final payment described in Section 8.04(d), the Indenture Trustee will give a second written notice to the registered Noteholders that have not surrendered their Notes for final payment and retirement. If within one year after such second notice any Notes have not been surrendered, the Indenture Trustee shall, at the expense and direction of the Issuer, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to Children's Hospital Los Angeles. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment specified by the Issuer or the Administrative Agent.

         SECTION 3.04 Existence. The Issuer shall keep in full effect its existence, rights and franchises as a trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

         SECTION 3.05 Protection of Trust Estate. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Administrative Agent and delivered to the Issuer, and shall take such other action necessary or advisable to:

         (a) Grant more effectively all or any portion of the Trust Estate;

         (b) maintain or preserve the lien and security interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

         (c) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

         (d) enforce any of the Collateral (including all rights under the Interest Rate Cap Agreement);

                                                                       Indenture

         (e) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in the Trust Estate against the claims of all Persons; or

         (f) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

         The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute all financing statements, continuation statements or other instruments required to be executed pursuant to this Section.

         SECTION 3.06 Opinions as to Trust Estate.

         (a) On the Closing Date, the Issuer shall furnish or cause to be furnished to the Indenture Trustee, an Opinion of Counsel to the effect that, in the opinion of such counsel, the execution and delivery of the Indenture and the delivery for value to and taking of physical possession in the State of New York by the Indenture Trustee of the 2004-A SUBI Certificate, endorsed or registered in the name of the Indenture Trustee, will create a valid first priority perfected security interest, for the benefit of the Indenture Trustee on behalf of the holders of the Notes, in the Issuer's right, title and interest in the 2004-A SUBI Certificate.

         (b) Upon written request by the Indenture Trustee, on or before June 30 of each calendar year, beginning with June 30, 2005, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel to the effect that in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to continue the lien and security interest of the Indenture Trustee in the Collateral and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action is necessary to continue such lien and security interest.

         SECTION 3.07 Performance of Obligations; Servicing of the 2004-A SUBI Assets.

         (a) The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others, including the Administrative Agent, that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Basic Documents or such other instrument or agreement.

         (b) The Issuer may contract with other Persons, to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Administrative Agent, and the Administrative Agent has agreed, to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer shall, and, shall cause the Administrative Agent and the Servicer to, punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and the instruments and agreements included in the Trust Estate, including filing or causing to be filed all UCC financing statements and continuation statements

                                                                       Indenture
required to be filed by the terms of this Indenture and the other Basic Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer, as a party to the Basic Documents and as Holder of the 2004-A SUBI Certificate, shall not, and shall cause the Servicer and the Administrative Agent not to, modify, amend, supplement, waive or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Noteholders of at least a Majority Interest of the Notes or such greater percentage as may be specified in the particular provision or Basic Document.

         (d) If the Indenture Trustee or an Authorized Officer of the Issuer shall have knowledge of the occurrence of a Servicer Default, such entity shall promptly notify the other entity and each Rating Agency thereof, and shall specify in such notice the action, if any, the other entity is taking in respect of such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the 2004-A SUBI Assets, the Issuer shall take all reasonable steps available to it to remedy such failure. Upon the occurrence of a Servicer Default with respect to the 2004-A SUBI or the Trust Assets allocated thereto, the Indenture Trustee may terminate all of the rights and obligations of the Servicer with respect to the 2004-A SUBI and the Trust Assets allocated thereto only, and a successor Servicer shall be appointed pursuant to the Servicing Agreement.

         (e) Upon any termination of the Servicer's rights and powers or resignation of the Servicer pursuant to the Servicing Agreement, the Issuer or the Indenture Trustee shall promptly notify the other entity thereof. As soon as a successor Servicer is appointed pursuant to the Servicing Agreement, the Issuer or the Indenture Trustee shall notify the other entity of such appointment, specifying in such notice the name and address of such successor Servicer.

         SECTION 3.08 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

         (a) engage in any activities other than financing, acquiring, owning, pledging and managing the 2004-A SUBI Certificate as contemplated by this Indenture and the other Basic Documents;

         (b) except as expressly permitted herein and in the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the assets of the Issuer, including those assets included in the Trust Estate, unless directed to do so by the Indenture Trustee;

         (c) claim any credit on or make any deduction from the principal or interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

         (d) except as may be permitted expressly hereby (i) permit the validity or effectiveness of this Indenture to be impaired, permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any

                                                                       Indenture
lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate, any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any 2004-A SUBI Asset and arising solely as a result of an action or omission of the related Lessee) or (iii) except as otherwise provided in the Basic Documents, permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate;

         (e) incur, assume or guarantee any indebtedness other than indebtedness incurred in accordance with the Basic Documents; or

         (f) except as otherwise permitted by the Basic Documents, dissolve or liquidate in whole or in part.

         SECTION 3.09 Trust Certificates and Reports.

         (a) The Issuer shall deliver to the Indenture Trustee and each Rating Agency, on or before the last day of the third month after the end of each fiscal year of the Issuer, beginning with June 30, 2005, an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during the 12 months of the prior fiscal year of the Issuer ended such calendar year (or such shorter period in the case of the first such Officer's Certificate) and of the Issuer's performance under this Indenture has been made under such Authorized Officer's supervision;

                  (ii) to the best of such Authorized Officer's knowledge, based on such review:

                           (A) all the dispositions of Collateral and cash
                  payments out of the Accounts described in clauses (A) and (B) of Section 11.01(b)(v) that occurred during the preceding 12 month period (or shorter period in the case of the first such Officer's Certificate) were made in the ordinary course of the Issuer's business and the proceeds thereof were applied in accordance with the Basic Documents; and

                           (B) the Issuer has complied with all conditions and
                  covenants under this Indenture throughout 12 month period of the prior fiscal year of the Issuer ended such calendar year (or such shorter period in the case of the first such Officer's Certificate), or, if there has been a Default in the compliance of any such condition or covenant, specifying each such Default known to such Authorized Officer and the nature and status thereof.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on March 31 of each year unless the fiscal year of the Servicer ends on some other date, in which case, the fiscal year of the Issuer shall be the same as the fiscal year of the Servicer

                                                                       Indenture

         SECTION 3.10 Restrictions on Certain Other Activities. Except as otherwise provided in the Basic Documents, unless and until the Issuer shall have been released from its duties and obligations hereunder, the Issuer shall not: (i) engage in any activities other than financing, acquiring, owning, leasing (subject to the lien of this Indenture), pledging and managing the 2004-A SUBI Certificate in the manner contemplated by the Basic Documents and activities incidental thereto; (ii) issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness; (iii) make any loan, advance or credit to, guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person; or
(iv) make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.11 Notice of Defaults. The Issuer agrees to give the Indenture Trustee and each Rating Agency prompt written notice of each Indenture Default hereunder on the part of the Administrative Agent and each Cap Event of Default on the part of the Cap Provider under the Interest Rate Cap Agreement. In addition, on (i) any Payment Date on which the Issuer has not received from the Cap Provider any amount due from the Cap Provider on such Payment Date, (ii) the Business Day following any such Payment Date if the Issuer has not yet received such amount due from the Cap Provider or (iii) the Business Day on which such failure to pay by the Cap Provider becomes a Cap Event of Default under the Interest Rate Cap Agreement, the Issuer shall give immediate notice thereof to the Cap Provider, the Indenture Trustee and each Rating Agency.

         SECTION 3.12 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         SECTION 3.13 Delivery of the 2004-A SUBI Certificate. On the Closing Date, the Issuer shall deliver or cause to be delivered to the Indenture Trustee as security for its obligations hereunder, the 2004-A SUBI Certificate. The Indenture Trustee shall take possession of the 2004-A SUBI Certificate in the Borough of Manhattan in the City of New York and shall at all times during the period of this Indenture maintain custody of the 2004-A SUBI Certificate in the Borough of Manhattan in the City of New York.

         SECTION 3.14 Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Basic Document.

         SECTION 3.15 Issuer May Consolidate, etc., Only on Certain Terms.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                                                                       Indenture

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an Indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the duty to make due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Default or Indenture Default shall have occurred and be continuing;

                  (iii) the Issuer shall have provided each Rating Agency 10 days' prior written notice thereof, and no Rating Agency shall have notified the Indenture Trustee, the Administrative Agent or the Owner Trustee that such transaction might or would result in the removal or reduction of the rating then assigned thereby to any Class of Notes;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not (A) affect the treatment of the Notes as debt for federal income tax purposes, (B) be deemed to cause a taxable exchange of the Notes for federal income tax purposes or (C) cause the Issuer, the Transferor or the Titling Trust to be taxable as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes;

                  (v) any action that is necessary to maintain each lien and security interest created by the Trust Agreement or this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and any related supplemental Indenture complies with this Article III and that all conditions precedent provided in this Indenture relating to such transaction have been complied with (including any filing required by the Exchange Act).

         (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer such properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state or the District of Columbia, (B) expressly assume, by an Indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the duty to make due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein,
         (C) expressly agrees by means of such supplemental Indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise

                                                                       Indenture
         provided in such supplemental Indenture, expressly agrees to indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee against and from any loss, liability or expense arising under or related to this Indenture and the Notes, and (E) expressly agrees by means of such supplemental Indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings that counsel satisfactory to such purchaser or transferee and the Indenture Trustee determines must be made with (1) the Commission (and any other appropriate Person) required by the Exchange Act or the appropriate authorities in any state in which the Notes have been sold pursuant to any qualification or exemption under the securities or "blue sky" laws of such state, in connection with the Notes or (2) the Internal Revenue Service or the relevant state or local taxing authorities of any jurisdiction;

                  (ii) immediately after giving effect to such transaction, no Default or Indenture Default shall have occurred and be continuing;

                  (iii) the Issuer shall have provided each Rating Agency 10 days' prior written notice thereof, no Rating Agency shall have notified the Indenture Trustee, the Administrative Agent or the Owner Trustee that such transaction might or would result in the removal or reduction of the rating then assigned thereby to any Class of Notes;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not (A) affect the treatment of the Notes as debt for federal income tax purposes, (B) be deemed to cause a taxable exchange of the Notes for federal income tax purposes or (C) cause the Issuer, the Transferor or the Titling Trust to be taxable as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes;

                  (v) any action that is necessary to maintain each lien and security interest created by the Trust Agreement or this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental Indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         SECTION 3.16 Successor or Transferee.

         (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.15(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.15(b), Nissan Auto Lease Trust 2004-A will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to

                                                                       Indenture
the Notes and the Trust Certificates immediately upon the delivery of written notice to the Indenture Trustee stating that Nissan Auto Lease Trust 2004-A is to be so released.

         SECTION 3.17 Removal of the Administrative Agent. So long as any Notes are Outstanding, the Issuer shall not remove the Administrative Agent without cause unless so instructed by the Owner Trustee or the Indenture Trustee and unless each Rating Agency shall have received 10 days' written notice thereof and shall not have notified the Indenture Trustee, the Administrative Agent or the Owner Trustee that such removal might or would result in the removal or reduction of the rating, if any, then assigned thereby to any Class of Notes or the Trust Certificates.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         SECTION 4.01 Satisfaction and Discharge of Indenture. This Indenture shall discharge with respect to the Collateral securing the Notes and cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.03, 3.04, 3.05, 3.08, 3.10(i), 3.10(ii) and 3.15, (e) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Sections 3.03 and 4.02) and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand and at the expense and on behalf of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                  (i) either (A) all Notes theretofore authenticated and delivered (other than (1) Notes that have been mutilated, destroyed, lost or stolen and that have been replaced or paid as provided in
         Section 2.05 and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter paid to the Persons entitled thereto or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or (B) all Notes not theretofore delivered to the Indenture Trustee for cancellation (1) have become due and payable, (2) will become due and payable on the applicable Note Final Scheduled Payment Date within one year or (3) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clauses (1), (2) or (3) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States (that will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes (including interest and any fees due and payable to the Owner Trustee or the Indenture Trustee) not theretofore delivered to the Indenture Trustee for cancellation, when due, to the applicable Note Final Scheduled

                                                                       Indenture

         Payment Date for each Class, or to the Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.01), as the case may be;

                  (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, (if required by the TIA or the Indenture Trustee) an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section
         11.01 and, subject to Section 11.02, stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and stating that the Rating Agency Condition has been satisfied.

         SECTION 4.02 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee of all sums due and to become due thereon for principal and interest. Such monies need not be segregated from other funds except to the extent required herein or in the Servicing Agreement or as required by law.

         SECTION 4.03 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and such Paying Agent shall thereupon be released from all further liability with respect to such monies.

                                  ARTICLE FIVE

                                INDENTURE DEFAULT

         SECTION 5.01 Indenture Defaults. Any one of the following events (whatever the reason for such Indenture Default and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a default under this Indenture (each, an "Indenture Default"):

         (a) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days or more;

         (b) default in the payment of principal of any Note on the related Note Final Scheduled Payment Date or the Redemption Date;

                                                                       Indenture

         (c) a termination of the Interest Rate Cap Agreement without the execution by the Issuer and a replacement Cap Provider of a replacement Interest Rate Cap Agreement and acceptable to the Issuer and Indenture Trustee and the assignment of such replacement Interest Rate Cap Agreement to the Indenture Trustee;

         (d) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been inaccurate in any material respect as of the time when the same shall have been made, which default or inaccuracy materially and adversely affects the interests of the Noteholders and such default or inaccuracy shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was inaccurate shall not have been eliminated or otherwise cured, for a period of 60 days or in the case of a materially inaccurate representation or warranty, 30 days, after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by Noteholders representing at least 25% of the Outstanding Amount, voting as single class, a written notice specifying such default or inaccurate representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

         (e) the filing of a petition seeking entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, liquidation, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding up or liquidation of the Issuer's affairs, and such proceeding shall remain unstayed, undismissed and in effect for a period of 90 consecutive days or immediately upon entry of any such decree or order; or

         (f) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, the making by the Issuer of any general assignment for the benefit of creditors, the failure by the Issuer generally to pay its debts as such debts become due or the taking of action by the Issuer in furtherance of any of the foregoing.

         The Issuer shall deliver to the Indenture Trustee, each Rating Agency, each Noteholder and the Cap Provider (except as to clause (c)) within five Business Days after the occurrence thereof written notice in the form of an Officer's Certificate of any event that with the giving of notice and the lapse of time would become an Indenture Default under clauses (c), (d) or (e), its status and what action the Issuer is taking or proposes to take with respect thereto.

                                                                       Indenture

         Subject to the provisions herein relating to the duties of the Indenture Trustee, if an Indenture Default occurs and is continuing, the Indenture Trustee shall be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any Noteholder, if the Indenture Trustee reasonably believes that it will not be adequately indemnified against the costs, expenses and liabilities that might be incurred by it in complying with such request. Subject to such provisions for indemnification and certain limitations contained herein, Noteholders holding not less than a Majority Interest of the Notes voting as a single class shall have the right to direct the time, method and place of conducting any proceeding or any remedy available to the Indenture Trustee or exercising any trust power conferred on the Indenture Trustee.

         SECTION 5.02 Acceleration of Maturity; Waiver of Indenture Default. If an Indenture Default should occur and be continuing, the Indenture Trustee or Noteholders representing a Majority Interest voting as a single class may declare the principal of the Notes to be immediately due and payable. Upon such declaration, the Indenture Trustee shall promptly provide written notice to each Rating Agency. Such declaration may be rescinded by Noteholders holding a Majority Interest voting as a single class before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee if (a) the Issuer has deposited with the Indenture Trustee an amount sufficient to pay (i) all interest on and principal of the Notes and all other amounts that would then be due hereunder as if the Indenture Default giving rise to such declaration had not occurred and (ii) all amounts advanced by the Indenture Trustee and its costs and expenses and (b) all Indenture Defaults (other than the nonpayment of principal of the Notes that has become due solely by such acceleration) have been cured or waived.

         Prior to the acceleration of the maturity of the Notes as provided in this Section 5.02, Noteholders holding not less than a Majority Interest of the Notes voting as a single class may waive any past Indenture Default and its consequences except an Indenture Default (i) in payment of principal of or interest on the Notes or (ii) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of each Noteholder. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Indenture Default or impair any right consequent thereto.

         Upon any such waiver, such Indenture Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Indenture Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Indenture Default or impair any right consequent thereto.

         If the Notes have been declared due and payable following an Indenture Default, the Indenture Trustee may institute proceedings to collect amounts due, exercise remedies as a secured party (including foreclosure or sale of the Trust Estate) or elect to maintain the Trust Estate and continue to apply the proceeds from the Trust Estate as if there had been no declaration of acceleration. Any sale of the Trust Estate by the Indenture Trustee will be subject to the terms and conditions of Section 5.04.

                                                                       Indenture

         SECTION 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) The Issuer covenants that if there is a default in the payment of
(i) any interest on the Notes when the same becomes due and payable, and such default continues for a period of five days or (ii) the principal of any Notes at the related Note Final Scheduled Payment Date or the Redemption Date, the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of such Noteholders, the entire amount then due and payable on such Notes for principal and interest, with interest on the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the Overdue Interest Rate and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents, attorneys and counsel.

         (b) In case the Issuer shall fail forthwith to pay amounts described in
Section 5.03(a) upon demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

         (c) If an Indenture Default occurs and is continuing, the Indenture Trustee may, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and

                                                                       Indenture
         each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances and disbursements made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings; to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders or the Cap Provider and the Indenture Trustee on their behalf; and

                  (iii) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each Noteholder to make payments to the Indenture Trustee and, if the Indenture Trustee shall consent to the making of payments directly to such Noteholders to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances and disbursements made by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith, and any other amounts due the Indenture Trustee under Section 6.07.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder or to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under the Notes or the Interest Rate Cap Agreement, may be enforced by the Indenture Trustee without the possession of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, advances, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel shall be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

                                                                       Indenture

         SECTION 5.04 Remedies; Priorities.

         (a) If an Indenture Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Sections 5.02 and 5.05):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer, the Cap Provider and any other obligor upon such Notes monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                  (iv) subject to Section 5.17, after an acceleration of the maturity of the Notes pursuant to Section 5.02, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Indenture Default, other than an Indenture Default described in Section 5.01 (a) or (b), unless (A) Noteholders holding 100% of the Outstanding Amount consent thereto, (B) the proceeds of such sale are sufficient to discharge in full all amounts then due and unpaid upon all outstanding Notes or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable and the Indenture Trustee obtains the consent of Noteholders holding not less than 66 2/3% of the Outstanding Amount, voting together as a single class; and provided further, that the Indenture Trustee may not sell the Trust Estate, unless it shall first have obtained an Opinion of Counsel that such sale will not cause the Titling Trust or an interest therein or portion thereof to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C) of the preceding sentence, the Indenture Trustee may but need not obtain (at the expense of the Issuer) and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article Five upon sale of the Trust Estate, it shall pay out such money or property held as Collateral (together with available monies on deposit in the Reserve Account) and deposited in the Note Distribution Account pursuant to
Section 12.05(b) of the SUBI Trust Agreement, after giving effect to the

                                                                       Indenture
distributions set forth in such Section, for the benefit of the Securityholders in the following order:

                  (i) to the Noteholders for the payments of interest which is due and unpaid on the Notes (including any overdue interest, and to the extent permitted under applicable law, interest on any overdue interest at the applicable Overdue Interest Rate);

                  (ii) first, to the Class A-1 Noteholders, on a pro rata basis, in payment of the principal amount due and unpaid on the Class A-1 Notes (until the Class A-1 Notes have been paid in full), and second, to the Holders of the other Notes in payment of the principal amount due and unpaid on the Class A-2 Notes, the Class A-3a Notes and the Class A-3b Notes pro rata (based on the amount due and unpaid of each such Class), until all Notes have been paid in full;

                  (iii) to the Certificate Distribution Account for distribution to the Trust Certificateholders for amounts due and unpaid in respect of the principal amount of the Trust Certificates, until the Trust Certificates have been paid in full; and

                  (iv) any remaining amounts to the Transferor.

         (c) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

         SECTION 5.05 Optional Preservation of the Trust Estate. If the Notes have been declared to be due and payable under Section 5.02 following an Indenture Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate and continue to apply the proceeds thereof in accordance with Sections 3.01 and 8.04. It is the intent of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of and interest on the Notes, and the Indenture Trustee shall take such intent into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may but need not obtain (at the expense of the Issuer) and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         SECTION 5.06 Limitation of Suits.

         (a) No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(i) such Noteholder previously has given to the Indenture Trustee written notice of a continuing Indenture Default, (ii) Noteholders holding not less than 25% of the Outstanding Amount, voting together as a single class, have made written request to the Indenture Trustee to institute such Proceeding in respect of such Indenture Default in its own

                                                                       Indenture
name as Indenture Trustee, (iii) such Noteholder has offered the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request, (iv) the Indenture Trustee has for 60 days after receipt of such notice failed to institute such Proceedings and (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by Noteholders holding at least a Majority Interest, voting together as a single class.

         No Noteholder or group of Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholder or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a Majority Interest of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         (b) No Noteholder shall have any right to vote except as provided pursuant to this Indenture and the Notes, nor any right in any manner to otherwise control the operation and management of the Issuer.

         SECTION 5.07 Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on, if any, such Note on or after the respective due dates thereof expressed in such Note or this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         SECTION 5.08 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.09 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                                                                       Indenture

         SECTION 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default or Indenture Default shall impair any such right or remedy or constitute a waiver of any such Default or Indenture Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         SECTION 5.11 Control by Noteholders. Subject to the provisions of Sections 5.04, 5.06, 6.02(d) and 6.02(e), Noteholders holding at least a Majority Interest voting as a single class shall have the right to direct the time, method and place of conducting any Proceeding or any remedy available to the Indenture Trustee with respect to the Notes or with respect to the exercise of any trust or power conferred on the Indenture Trustee, provided that:

         (a) such direction shall not be in conflict with any rule of law or this Indenture;

         (b) subject to Section 5.04, any direction to the Indenture Trustee to, sell or liquidate the Trust Estate shall be made by Noteholders holding not less than 100% of the Outstanding Amount;

         (c) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, and then any direction to the Indenture Trustee by Noteholders holding less than 100% of the Outstanding Amount to sell or liquidate the Trust Estate shall be of no force and effect; and

         (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

         Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action it determines might expose it to personal liability or might materially adversely affect or unduly prejudice the rights of any Noteholders not consenting to such action.

         SECTION 5.12 [Reserved].

         SECTION 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to (i) any suit instituted by the Indenture Trustee, (ii) any suit instituted by any Noteholder or group of Noteholders, in each case holding Notes evidencing more than 10% of the Outstanding Amount, voting together as a single class, or (iii) any suit

                                                                       Indenture
instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the related due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption
Date).

         SECTION 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.15 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or the Interest Rate Cap Agreement or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

         SECTION 5.16 Performance and Enforcement of Certain Obligations.

         (a) Promptly following a request from the Indenture Trustee to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Transferor, the Servicer and the Cap Provider, as applicable, of each of their obligations to the Issuer under or in connection with the Servicing Agreement and the Interest Rate Cap Agreement, respectively, in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with each such agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Servicer of its obligations under the Servicing Agreement.

         (b) If an Indenture Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of Noteholders holding not less than a Majority Interest of the Notes voting as a single class, shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Transferor, the Titling Trustee, the Servicer and the Cap Provider under or in connection with the Servicing Agreement and the Interest Rate Cap Agreement, including the right or power to take any action to compel or secure performance or observance by the Servicer of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                                                       Indenture

         SECTION 5.17 Sale of Trust Estate. If the Indenture Trustee acts to sell the Trust Estate or any part thereof, pursuant to Section 5.04(a), the Indenture Trustee shall effect such a sale at one or more public or private sales called and conducted in any manner permitted by law in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. Unless otherwise prohibited by applicable law from any such action, the Indenture Trustee shall sell the Trust Estate or any part thereof, in such manner to the highest bidder, provided, however, that the Indenture Trustee may from time to time postpone any sale. The Indenture Trustee shall give notice to the Transferor and Servicer of any proposed sale, and the Transferor and Servicer shall be permitted to bid for the Trust Estate at any such sale. The Indenture Trustee may obtain a prior determination from a conservator, receiver or trustee in bankruptcy of the Issuer that the terms and manner of any proposed sale are commercially reasonable. The power to effect any sale of any portion of the Trust Estate pursuant to Section 5.04 and this Section shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall has been sold or all amounts payable on the Notes shall have been paid.

                                  ARTICLE SIX

                              THE INDENTURE TRUSTEE

         SECTION 6.01 Duties of Indenture Trustee.

         (a) If an Indenture Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and in the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

         (b) Except during the continuance of an Indenture Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and the other Basic Documents to which the Indenture Trustee is a party.

         (c) The Indenture Trustee shall not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful, misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b);

                                                                       Indenture

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

         (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b) and (c).

         (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Servicing Agreement.

         (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

         (i) The Indenture Trustee shall not be deemed to have knowledge of any Indenture Default or other event unless a Responsible Officer has actual knowledge thereof or has received written notice thereof in accordance with the provisions of this Indenture.

         SECTION 6.02 Rights of Indenture Trustee.

         (a) Except as provided by the second succeeding sentence, the Indenture Trustee may conclusively rely and shall be protected in acting upon or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note, direction, demand, election or other paper or document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document. Notwithstanding the foregoing, the Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they comply as to form to the requirements of this Indenture.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel.

                                                                       Indenture

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, the Administrative Agent, any co-trustee or separate trustee appointed in accordance with the provisions of Section 6.10 or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Indenture Trustee will be liable for any loss, liability or expense incurred by it through its own willful misconduct, negligence or bad faith, except that the Indenture Trustee shall not be liable for (i) any error of judgment made by it in good faith, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts, (ii) any action it takes or omits to take in good faith in accordance with a direction received by it from the Noteholders in accordance with the terms of the Indenture or (iii) interest on any money received by it except as the Indenture Trustee and the Issuer may agree in writing.

         (e) The Indenture Trustee may consult with counsel, and the advice of such counsel or any Opinion of Counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the reasonable costs, expenses, disbursements, advances and liabilities that might be incurred by it, its agents and its counsel in compliance with such request or direction; provided, however, that the Indenture Trustee shall, upon the occurrence of an Indenture Default (that has not been cured), exercise the rights and powers vested in it by this Indenture with reasonable care and skill.

         (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the holders of Notes evidencing not less than 25% of the Outstanding Amount voting together as a single class; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of each such investigation shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request upon demand.

         (h) Any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request.

                                                                       Indenture

         (i) The Indenture Trustee shall, for so long as any Notes are outstanding, be entitled to exercise all of the rights and powers of a Beneficiary under the Basic Documents.

         SECTION 6.03 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar, co-paying agent, co-trustee or separate trustee may do the same with like rights. The Indenture Trustee must, however, comply with
Section 6.11.

         SECTION 6.04 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate, the Interest Rate Cap Agreement or the Notes (other than the certificate of authentication on the Notes), shall not be accountable for the Issuer's use of the proceeds from the Notes and shall not be responsible for any statement in the Indenture, the Interest Rate Cap Agreement or in any document issued in connection with the sale of the Notes or in the Notes, all of which shall be taken as the statements of the Issuer, other than the Indenture Trustee's certificate of authentication.

         SECTION 6.05 Notice of Defaults. If a Default occurs and is continuing, and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder, the Cap Provider and each Rating Agency notice of such Indenture Default within 60 days after it occurs. Except in the case of a Default with respect to payment of principal of or interest on any Note (including payments pursuant to the redemption of Notes), the Indenture Trustee may withhold such notice if and so long as a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of the Noteholders; provided, however, that in the case of any Indenture Default of the character specified in Section 5.01(e), no such notice shall be given until at least 30 days after the occurrence thereof.

         SECTION 6.06 Reports by Indenture Trustee to Noteholders. The Indenture Trustee, at the expense of the Issuer, shall deliver to each Noteholder, not later than the latest date permitted by law, such information as may be reasonably requested (and reasonably available to the Indenture Trustee) to enable such holder to prepare its federal and state income tax returns. The Indenture Trustee shall also deliver or cause to be delivered annually to each Noteholder of record a report relating to its eligibility and qualification to continue as Indenture Trustee under this Indenture, any amounts advanced by it under this Indenture, the amount, interest rate and maturity date of certain indebtedness owed by the Trust to the Indenture Trustee, in its individual capacity, the property and funds physically held by the Indenture Trustee in its capacity as such, and any action taken by it that materially affects the Notes and that has not been previously reported.

         SECTION 6.07 Compensation and Indemnity. The Servicer shall (i) pay to the Indenture Trustee from time to time reasonable compensation for its services, (ii) reimburse the Indenture Trustee for all reasonable expenses, advances and disbursements reasonably incurred by it and (iii) indemnify the Indenture Trustee for, and hold it harmless against, any and all loss,

                                                                       Indenture
liability or expense (including reasonable attorneys' fees) incurred by it in connection with the administration of the Issuer or the performance of its duties. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder. The Servicer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Servicer shall pay the fees and expenses of such counsel. The Indenture Trustee shall not be indemnified by the Servicer against any loss, liability or expense incurred by it through its own willful misconduct, negligence or bad faith, except that the Indenture Trustee shall not be liable (i) for any error of judgment made by it in good faith unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts, (ii) with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from the Noteholders in accordance with the terms of this Indenture and (iii) for interest on any money received by it except as the Indenture Trustee and the Issuer may agree in writing. The Indenture Trustee shall not be deemed to have knowledge of any event unless an officer of the Indenture Trustee has actual knowledge thereof or has received written notice thereof.

         The Servicer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Indenture Default set forth in Section 5.01(e) or (f) with respect to the Issuer, the expenses are intended to constitute expenses of administration under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         SECTION 6.08 Replacement of Indenture Trustee. Noteholders holding not less than a Majority Interest of the Notes, voting together as a single class, may remove the Indenture Trustee without cause by so notifying the Indenture Trustee and the Issuer, and following such removal may appoint a successor Indenture Trustee. The Issuer shall give prompt written notice to each Rating Agency of such removal. The Indenture Trustee may resign at any time by so notifying the Issuer, the Servicer and each Rating Agency. The Issuer shall remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with Section 6.11;

                  (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs, provided any such decree or order shall have continued unstayed and in effect for a period of 30 consecutive days;

                  (iii) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable

                                                                       Indenture
         federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

                  (iv) the Indenture Trustee otherwise becomes incapable of acting.

         Upon the resignation or required removal of the Indenture Trustee, or the failure of the Noteholders to appoint a successor Indenture Trustee following the removal without cause of the Indenture Trustee (the Indenture Trustee in any such event being referred to herein as the retiring Indenture Trustee), the Issuer shall be required promptly to appoint a successor Indenture Trustee. Any successor Indenture Trustee must at all times have a combined capital and surplus of at least $50,000,000, a long-term debt rating of "A" or better by Standard & Poor's, Moody's and Fitch (if rated by Fitch) or be otherwise acceptable to each Rating Agency and satisfy the requirements of
Section 310(a) of the TIA. Additionally, prior to the appointment of any successor Indenture Trustee, the Rating Agency Condition must be satisfied with respect to such successor Indenture Trustee.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and the successor Indenture Trustee, without any further act, deed or conveyance, shall have all the rights, powers and duties of the Indenture Trustee under this Indenture, subject to satisfaction of the Rating Agency Condition. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders and the Cap Provider. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or Noteholders holding not less than a Majority Interest of the Notes, voting together as a single class, may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section and payment of all fees and expenses owed to the outgoing Indenture Trustee. Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the retiring Indenture Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.07.

                                                                       Indenture

         SECTION 6.09 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to another corporation or depository institution the resulting, surviving or transferee corporation, without any further act, shall be the successor Indenture Trustee; provided, that such corporation or depository institution shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide each Rating Agency prior written notice of any such transaction.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture, the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated, and in case at that time the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee, and in all such cases such certificates shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         SECTION 6.10 Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee and the Administrative Agent acting jointly shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate or any part hereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee and the Administrative Agent may consider necessary or desirable. If the Administrative Agent shall not have joined in such appointment within 15 days after it received a request that it so join, the Indenture Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.11 and no notice to Noteholders or the Cap Provider of the appointment of any co-trustee or separate trustee shall be required under Section 6.08.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being intended that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any

                                                                       Indenture
         portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee and the Administrative Agent may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then-separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture and specifically including every provision of this Indenture relating to the conduct of, affecting the liability of or affording protection to the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Administrative Agent.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, then all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate trustee or co-trustee shall not relieve the Indenture Trustee of its obligations and duties under this Indenture.

         SECTION 6.11 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of Section 310(a) of the TIA and shall in addition have a combined capital and surplus of at least $50,000,000 (as set forth in its most recent published annual report of condition) and a long-term debt rating of "A" or better by Standard & Poor's, Moody's and Fitch (if rated by Fitch) or be otherwise acceptable to each Rating Agency. The Indenture Trustee shall satisfy the requirements of Section 310(b) of the TIA, including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded form the operation of TIA Section 310(b)(1) any Indenture or Indentures under which other securities of the Issuer are outstanding if the requirements for such exclusions set forth in TIA Section 310(b)(1) are met. The Transferor, the Administrative Agent, the Servicer and their respective Affiliates may maintain normal commercial banking relationships with the Indenture Trustee and its Affiliates, but neither the Issuer nor any Affiliate of the Issuer may serve as Indenture Trustee.

         SECTION 6.12 Trustee as Holder of the 2004-A SUBI Certificate. So long as any Notes are Outstanding, to the extent that the Owner Trustee or the Issuer has rights as a Holder of

                                                                       Indenture
the 2004-A SUBI Certificate, including rights to distributions and notice, or is entitled to consent to any actions taken by the Transferor, the Owner Trustee or the Issuer may initiate such action or grant such consent only with consent of the Indenture Trustee. To the extent that the Indenture Trustee has rights as a Holder of the 2004-A SUBI Certificate or has the right to consent or withhold consent with respect to actions taken by the Transferor, the Owner Trustee or the Issuer, such rights shall be exercised or consent granted (or withheld) upon the written direction of Holders not less than a Majority Interest of the Notes voting together as a single class; provided, however, that subject to Section 3.07, any direction to the Indenture Trustee to remove or replace the Servicer upon a Servicer Default shall be made by Noteholders holding not less than 66 2/3% of the Outstanding Amount, voting together as a single class, and with respect to Section 11.15, such direction shall require the written direction of Noteholders holding 100% of the Outstanding Amount.

         SECTION 6.13 Representations and Warranties of Indenture Trustee. The Indenture Trustee hereby makes the following representations and warranties on which the Issuer and Noteholders shall rely:

                  (i) the Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States; and

                  (ii) the Indenture Trustee has full power, authority and legal right to execute, deliver, and, perform this Indenture and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Indenture.

         SECTION 6.14 Furnishing of Documents. The Indenture Trustee shall furnish to any Noteholder promptly upon receipt of a written request by such Noteholder (at the expense of the requesting Noteholder) therefor, duplicates or copies of all reports, notices, requests, demands, certificates and any other instruments furnished to the Indenture Trustee under the Basic Documents.

         SECTION 6.15 Interest Rate Cap Agreement Provisions. The Issuer has entered into the Interest Rate Cap Agreement, in the form satisfactory to the Rating Agencies, to hedge the floating rate interest expense on the Class A-3a Notes. The Issuer may, from time to time, enter into one or more replacement Interest Rate Cap Agreements if any Interest Rate Cap Agreement is terminated prior to its scheduled expiration pursuant to a Cap Event of Default or a Cap Termination Event.

         (a) Except as provided in Section 8.03 of the Servicing Agreement, the Indenture Trustee will be responsible for collecting Cap Payments and any Cap Termination Payments payable by the Cap Provider.

         (b) Upon the occurrence of (i) any Cap Event of Default arising from any action taken, or failure to act, by the Cap Provider, or (ii) any Cap Termination Event (except as described in the following sentence) with respect to which the Cap Provider is an "Affected Party" (as defined in the Interest Rate Cap Agreement), the Indenture Trustee may and will, at the direction of Noteholders holding not less than a Majority Interest of the Notes, voting together as a single

                                                                       Indenture
class, by notice to the Cap Provider, designate an "Early Termination Date" (as defined in the Interest Rate Cap Agreement) with respect to the Interest Rate Cap Agreement. If a Cap Termination Event occurs as a result of the insolvency or bankruptcy of the Cap Provider, which event has not been otherwise cured under the terms of the Interest Rate Cap Agreement, the Indenture Trustee will terminate the Interest Rate Cap Agreement.

         (c) The Indenture Trustee, as assignee of the rights of the Issuer under the Interest Rate Cap Agreement, may enter into any amendment or supplement to the Interest Rate Cap Agreement (i) to cure any ambiguity or mistake, (ii) to correct any defective provisions or to correct or supplement any provision therein that may be inconsistent with any other provision therein or with the Indenture or (iii) to add any other provisions with respect to matters or questions arising under the Interest Rate Cap Agreement; provided, in the case of clause (iii), that such amendment will not adversely affect in any material respect the interest of any Noteholder. Any such amendment shall be deemed not to adversely affect in any material respect the interests of any Noteholder if Standard & Poor's and Fitch deliver a letter to the Indenture Trustee to the effect that the amendment will not result in a Rating Event, and if the Indenture Trustee has provided Moody's with 10 days prior written notice of the amendment and Moody's shall not have notified the Indenture Trustee or the Owner Trustee that the amendment might or would result in a Rating Event.

         (d) The Indenture Trustee shall notify the Cap Provider of any proposed amendment or supplement to any of the Basic Documents. If such proposed amendment or supplement would adversely affect any of the Cap Provider's rights or obligations under the Interest Rate Cap Agreement, the Indenture Trustee shall obtain the consent of the Cap Provider prior to the adoption of such amendment or supplement; provided, that the Cap Provider's consent to any such amendment or supplement shall not be unreasonably withheld, and provided, further, that the Cap Provider's consent will be deemed to have been given if the Cap Provider does not object in writing within 10 days of receipt of a written request for such consent.

         SECTION 6.16 Preferred Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                 ARTICLE SEVEN

                         NOTEHOLDERS' LISTS AND REPORTS

         SECTION 7.01 Note Registrar to Furnish Noteholder Names and Addresses. The Note Registrar shall furnish or cause to be furnished to the Indenture Trustee, the Owner Trustee, the Servicer or the Administrative Agent, within 15 days after receipt by the Note Registrar of a written request therefrom, a list of the names and addresses of the Noteholders of any Class as of the most recent Deposit Date. If three or more Noteholders, or one or more Holders evidencing not less than 25% of the Outstanding Amount of the Notes (hereinafter referred to as "Applicants"), apply in writing to the Indenture Trustee, and such application states that the Applicants desire to communicate with other Noteholders with respect to their rights under this

                                                                       Indenture

Indenture or under the Notes and such application is accompanied by a copy of the communication that such Applicants propose to transmit, then the Indenture Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Noteholders. The Indenture Trustee may elect not to afford the requesting Noteholders access to the list of Noteholders if it agrees to mail the desired communication by proxy, on behalf of and at the expense of the requesting Noteholders, to all Noteholders. Every Noteholder, by receiving and holding a Note, agrees with the Indenture Trustee and the Issuer that none of the Indenture Trustee, the Owner Trustee, the Issuer, the Servicer or the Administrative Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders under this Indenture, regardless of the source from which such information was derived.

         If the Indenture Trustee shall cease to be the Note Registrar, then thereafter the Issuer shall furnish or cause to be furnished to the Indenture Trustee (i) not more than five days after each Deposit Date a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Deposit Date and (ii) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished.

         Notwithstanding the foregoing, so long as the Indenture Trustee is the Note Registrar no such list shall be required to be furnished to the Indenture Trustee, and so long as the Notes are issued as Book-Entry Notes, no such list shall be required to furnished to the Indenture Trustee, Owner Trustee, Servicer or Administrative Agent.

         SECTION 7.02 Preservation of Information; Communications to
Noteholders.

         (a) The Indenture Trustee shall preserve in as current a form as is reasonably practicable the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.01 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 3.12(c).

         SECTION 7.03 Reports by Issuer.

         (a) The Issuer shall:

                  (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by the rules and regulations prescribe) that the Issuer

                                                                       Indenture
         may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Indenture Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA
         Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and
         (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on March 31 of each year, unless the fiscal year of the Servicer ends on some other date, in which case, the fiscal year of the Issuer shall be the same as the fiscal year of the Servicer.

         SECTION 7.04 Reports by Indenture Trustee. If required by TIA Section 313(a), within 60 days after each March 31, beginning with March 31, 2005, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                 ARTICLE EIGHT

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         SECTION 8.01 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Indenture Default under this Indenture and any right to proceed thereafter as provided in Article Five.

                                                                       Indenture

         SECTION 8.02 Accounts.

         (a) Pursuant to Section 5.01 of the Trust Agreement, there has been established and there shall be maintained an Eligible Account (initially at U.S.
Bank) in the name of the Indenture Trustee until the Outstanding Amount is reduced to zero, and thereafter, in the name of the Owner Trustee, which is designated as the "Reserve Account". The Reserve Account shall be held for the benefit of the Securityholders, and shall bear a designation clearly indicating that the funds on deposit therein are held for the benefit of the Securityholders. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee until the Outstanding Amount has been reduced to zero, and thereafter under the sole dominion and control of the Owner Trustee.

         (b) The Issuer shall cause the Transferor, prior to the Closing Date, establish and maintain an Eligible Account in the name of the Indenture Trustee on behalf of the Noteholders, which shall be designated as the "Note Distribution Account". The Note Distribution Account shall be held in trust for the benefit of the Noteholders. The Note Distribution Account shall be under the sole dominion and control of the Indenture Trustee.

         (c) All monies deposited from time to time in the Accounts pursuant to this Indenture or the 2004-A Servicing Supplement shall be held by the Indenture Trustee as part of the Collateral and shall be applied to the purposes herein provided. If any Account shall cease to be an Eligible Account, the Indenture Trustee, until the Outstanding Amount has been reduced to zero, and thereafter with respect to the Reserve Account, the Owner Trustee shall, as necessary, assist the Servicer in causing each Account to be moved to an institution at which it shall be an Eligible Account.

         SECTION 8.03 Payment Date Certificate.

         (a) Prior to 3:00 p.m., New York City time on the second Business Day preceding each Payment Date, the Issuer shall cause the Servicer, to deliver to the Indenture Trustee, the Owner Trustee and each Paying Agent hereunder or under the Trust Agreement, a certificate (the "Payment Date Certificate") including, among other things, the following information with respect to such Payment Date and the related Collection Period and Accrual Period:

                  (i) the amount of SUBI Collections allocable to the 2004-A SUBI Certificate;

                  (ii) Available Funds, including amounts with respect to each of items (i) through (iv) of the definition thereof;

                  (iii) the amount of interest accrued during such Accrual Period on each Class of the Notes;

                  (iv) the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3a Note Balance, the Class-3b Balance, the Certificate Balance, in each case on the day immediately preceding such Payment Date;

                                                                       Indenture

                  (v) (A) the Reserve Account Requirement, (B) the Reserve Account Deposit Amount, if any, (C) the Reserve Account Draw Amount, if any, (D) the balance on deposit in the Reserve Account on such Payment Date after giving effect to withdrawals therefrom and deposits thereto in respect of such Payment Date and (E) the change in such balance from the immediately preceding Payment Date;

                  (vi) the Note Distribution Amount for each Class of Notes and the Certificate Distribution Amount;

                  (vii) the amount of the Note Distribution Amount allocable to interest on and principal of the Notes and any Principal Carryover Shortfall for each Class of the Notes;

                  (viii) the amount of any principal paid on, and Principal Carryover Shortfall for, the Trust Certificates;

                  (ix) the Monthly Principal Distributable Amount and the Optimal Principal Distributable Amount;

                  (x) the Note Factor for each Class of the Notes and the Certificate Factor for the Trust Certificates after giving effect to the distribution of the Note Distribution Amount and the Certificate Distribution Amount, respectively;

                  (xi) the aggregate amount of Residual Value Losses and Residual Value Surplus for such Collection Period;

                  (xii) the amount of Sales Proceeds Advances and Monthly Payment Advances included in Available Funds;

                  (xiii) the amount of any Payment Date Advance Reimbursement for such Collection Period;

                  (xiv) the Cap Payments and/or any Cap Termination Payment received by the Issuer from the Cap Provider; and

                  (xv) the Servicing Fee for such Collection Period.

         Each amount set forth pursuant to clauses (iii), (iv), (vi), (vii) and
(viii) above shall be expressed in the aggregate and as a dollar amount per $1,000 of original principal balance of a Note or Trust Certificate, as applicable.

         (b) The Indenture Trustee shall have no duty or obligation to verify or confirm the accuracy of any of the information or numbers set forth in the Payment Date Certificate delivered to the Indenture Trustee in accordance with this Section, and the Indenture Trustee shall be fully protected in relying upon such Payment Date Certificate.

                                                                       Indenture

         SECTION 8.04 Disbursement of Funds.

         (a) On each Payment Date, prior to 11:00 a.m., New York City time, the Titling Trustee (acting through the Trust Agent) shall, in accordance with the related Payment Date Certificate and pursuant to the instructions of the Servicer, transfer from the 2004-A SUBI Collection Account all Securityholder Available Funds and apply such amount, in accordance with the following priorities:

                  (i) to the Note Distribution Account, for payment to the Noteholders, an amount equal to the interest accrued at the applicable Interest Rate for such Class of Notes during the related Accrual Period on the applicable Outstanding Amount (plus any accrued and unpaid interest with respect to any prior Accrual Period) for such Class (and, to the extent permitted by applicable law, interest on any overdue interest at the Overdue Interest Rate), on a pro rata basis;

                  (ii) to the related Distribution Account the Monthly Principal Distributable Amount distributable to each Class of Notes and the Trust Certificates, in the following order of priority:

                           (A) on any Payment Date (so long as the maturity of the Notes has not been accelerated pursuant to Section 5.02):

                                    (1) to the Class A-1 Notes until the Class
                           A-1 Notes have been paid in full;

                                    (2) after the principal amount of the Class
                           A-1 Notes is reduced to zero, to the Class A-2 Notes until the Class A-2 Notes have been paid in full;

                                    (3) after the principal amount of the Class
                           A-2 Notes is reduced to zero, to the Class A-3a Notes and the Class A-3b Notes pro rata based on the principal balances of the Class A-3a Notes and the Class A-3b Notes until the Class A-3a Notes and Class A-3b Notes have been paid in full;

                                    (4) after the principal amount of the Class
                           A-3a Notes and the Class A-3b Notes is reduced to zero, to the Certificate Distribution Account for distribution of principal to the Trust Certificateholders, until the Trust Certificates have been paid in full; and

                           (B) on any Payment Date after the maturity of the
                  Notes has been accelerated pursuant to Section 5.02:

                                    (1) to the Class A-1 Noteholders (until the
                           Class A-1 Notes have been paid in full) and second, to the other Noteholders pro rata (based on the Outstanding Amount of each such Class on such Payment
                           Date), until all Notes have been paid in full, and

                                                                       Indenture

                                    (2) to the Certificate Distribution Account,
                           for distribution to the Trust Certificateholders for amounts due and unpaid in respect of the principal amount of the Trust Certificates, until the Trust Certificates have been paid in full;

                  (iii) until all Class of Notes have been paid in full, to the Reserve Account, any remaining funds, until the Reserve Account Requirement has been satisfied; and

                  (iv) to the Certificate Distribution Account for the Transferor.

         (b) On each Payment Date, after taking into account amounts to be distributed to Securityholders from the 2004-A SUBI Collection Account, the Servicer will allocate the Reserve Account Draw Amount, if any, reflected in the Payment Date Certificate, with respect to the related Collection Period and will instruct the Indenture Trustee to make the following deposits and distributions in the following amounts and order of priority, prior to 11:00 a.m., New York City time:

                  (i) to the Note Distribution Account, to pay any remaining interest due on the outstanding Notes on such Payment Date (and, to the extent permitted under applicable law, interest on any overdue interest at the Overdue Interest Rate); and

                  (ii) to the Note Distribution Account, to pay principal of the Notes in the amounts and order of priority set forth in Section 8.04(a)(ii).

         (c) If on any Payment Date, after giving effect to all deposits to and withdrawals from the Reserve Account, the amount on deposit in the Reserve Account exceeds the Reserve Account Requirement, the Indenture Trustee shall distribute any such excess amounts to the Transferor. Upon any such distributions, the Securityholders will have no further rights in, or claims to such amounts.

         (d) On each Payment Date or Redemption Date, from the amounts on deposit in the Note Distribution Account, the Indenture Trustee shall duly and punctually distribute payments of principal and interest on the Notes due and by check mailed to the Person whose name appears as the registered holder of a Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Deposit Date, except that with respect to Notes registered on the Deposit Date in the name of (i) the nominee of DTC (initially, such nominee to be Cede & Co.), and (ii) a Person (other than the nominee of
DTC) that holds Notes with original denominations aggregating at least $1 million and has given the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Deposit Date (which instructions, until revised, shall remain operative for all Payment Dates thereafter), payments will be made by wire transfer in immediately available funds to the account designated by such nominee or Person. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Deposit Date without requiring that the Note be submitted for notation of payment. Any reduction in the principal amount of any Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date or Redemption Date shall be binding upon all future holders of any
Note issued upon the

                                                                       Indenture
registration of transfer thereof or in exchange hereof or in lieu hereof, whether or not noted thereon. Amounts properly withheld under the Code by any Person from payment to any Noteholder of interest or principal shall be considered to have been paid by the Indenture Trustee to such Noteholder for purposes of this Indenture. If funds are expected to be available, pursuant to the notice delivered to the Indenture Trustee, for payment in full of the remaining unpaid principal amount of the Notes on a Payment Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify each Person who was the registered holder of a Note as of the Deposit Date preceding the most recent Payment Date or Redemption Date by notice mailed not less than 15 but no more than 30 days of such Payment Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of the Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The Borough of Manhattan in The City of New York.

         (e) On each Payment Date, the Indenture Trustee shall send by first class mail an unaudited report (which may be or may be based upon the Payment Date Certificate prepared by the Servicer) to each Person that was a Noteholder as of the close of business on the related Deposit Date (which shall be Cede & Co. as the nominee of DTC unless Definitive Notes are issued under the limited circumstances described herein), and each Rating Agency setting forth the following information with respect to such Payment Date or the related Deposit Date or Collection Period, as the case may be:

                  (i) the amount of SUBI Collections allocable to the 2004-A SUBI Certificate;

                  (ii) the amount of Available Funds;

                  (iii) the amount of interest accrued during such Accrual Period on each Class of the Notes;

                  (iv) the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3a Note Balance, the Class A-3b Note Balance, the Outstanding Amount of the Certificate Balance, in each case before giving effect to payments on such Payment Date;

                  (v) (A) the Reserve Account Requirement, (B) the Reserve Account Deposit Amount, if any, (C) the Reserve Account Draw Amount, if any, (D) the balance on deposit in the Reserve Account on such Payment Date after giving effect to withdrawals therefrom and deposits thereto in respect of such Payment Date and (E) the change in such balance from the immediately preceding Payment Date;

                  (vi) the Note Distribution Amount for each Class of Notes and the Certificate Distribution Amount;

                  (vii) the amount of the Note Distribution Amount allocable to interest on and principal of the Notes and any Principal Carryover Shortfall for each Class of the Notes;

                  (viii) the amount of any principal paid on, and Principal Carryover Shortfall for, the Trust Certificates;

                                                                       Indenture

                  (ix) the Note Factor for each Class of the Notes and the Certificate Factor for the Trust Certificates after giving effect to the distribution of the Note Distribution Amount and the Certificate Distribution Amount, respectively;

                  (x) the aggregate amount of Residual Value Losses and Residual Value Surplus for such Collection Period;

                  (xi) the amount of Sales Proceeds Advances and Monthly Payment Advances included in Available Funds;

                  (xii) the amount of any Payment Date Advance Reimbursement for such Collection Period;

                  (xiii) the Cap Payments and/or any Cap Termination Payment;
         and

                  (xiv) the Servicing Fee for such Collection Period.

         Each amount set forth pursuant to clauses (iii), (iv), (vi), (vii) and
(viii) above shall be expressed in the aggregate and as a dollar amount per $1,000 of original principal balance of a Note or Trust Certificate, as applicable. Note Owners may obtain copies of such reports upon a request in writing to the Indenture Trustee at the Corporate Trust Office.

         SECTION 8.05 General Provisions Regarding Accounts.

         (a) For so long as no Default or Indenture Default shall have occurred and be continuing, all of the funds in the Reserve Account shall be invested and reinvested by the Indenture Trustee, until the Outstanding Amount of the Notes has been reduced to zero and thereafter by the Owner Trustee, at the direction of the Administrative Agent in Permitted Investments as set forth in Section 4.02(a) of the Titling Trust Agreement, which mature no later than the Deposit Date succeeding the date of such investment, including those offered by the Indenture Trustee or an Affiliate thereof. No such investment shall be sold prior to maturity. Any investment earnings on the Reserve Account will be taxable to the Transferor. On each Payment Date, net investment earnings on the Reserve Account shall be deposited in the Reserve Account.

         (b) Subject to Section 6.01(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the Reserve Account resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on any such Permitted Investments issued by the Indenture Trustee in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         (c) If (i) the Administrative Agent shall have failed to give investment directions for any funds on deposit in the Reserve Account to the Indenture Trustee by 3:00 p.m., New York City time (or such other time as may be agreed by the Administrative Agent and Indenture Trustee), on any Business Day or (ii) a Default or Indenture Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02 or (iii) if the Notes shall have been declared due and payable following an Indenture Default, amounts collected or receivable from the Trust Estate are being applied in accordance

                                                                       Indenture
with Section 5.05 as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in investments that are Permitted Investments as set forth in paragraph
(vi) of the definition thereof.

         SECTION 8.06 Release of Trust Estate.

         (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.07 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. Such release shall include delivery to the Issuer or its designee of the 2004-A SUBI Certificate and delivery to the Securities Intermediary under the Control Agreement of a certificate evidencing the release of the lien of this Indenture and transfer of dominion and control over the Reserve Account to the Owner Trustee. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section only upon receipt of a Issuer Request.

         SECTION 8.07 Release of Interest In 2004-A Leases and 2004-A Vehicles Upon Purchase or Reallocation by the Servicer.

         (a) Upon the reallocation or purchase of any 2004-A Lease and related 2004-A Leased by the Servicer pursuant to Section 8.02 of the Servicing Agreement, the Indenture Trustee, on behalf of the Noteholders, shall, without further action, be deemed to release from the lien of this Indenture any and all rights to receive monies due or to become due with respect to such purchased or reallocated 2004-A Lease and related 2004-A Vehicle and all proceeds thereof and the other property with respect to such 2004-A Lease and related 2004-A Vehicle, and all security and any documents relating thereto, and such 2004-A Lease and related 2004-A Vehicle and all such related security and documents shall be free of any further obligation to the Issuer, the Indenture Trustee or the Noteholders.

         (b) The Indenture Trustee shall execute such documents and instruments and take such other actions as shall be reasonably requested by the Servicer to effect the release of such rights with respect to such 2004-A Lease and related 2004-A Vehicle pursuant hereto and the assignment of such 2004-A Lease and 2004-A Vehicle by the Issuer.

         SECTION 8.08 Opinion of Counsel. The Indenture Trustee shall receive at least seven day notice when requested by the Issuer to take any action pursuant to Section 8.06(a), accompanied by copies of any instruments involved, and the Indenture Trustee may also require (and shall require, to the extent required by the TIA), except in connection with any action

                                                                       Indenture
contemplated by Section 8.06(b), as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         SECTION 9.01 Supplemental Indentures Without Consent of Noteholders.

         (a) Without the consent of the Noteholders, but with prior notice to each Rating Agency and subject to the satisfaction of the Rating Agency Condition, the Issuer and the Indenture Trustee, when so requested by a Issuer Request, at any time and from time to time, may enter into one or more Indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey or confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of this Indenture;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes;

                  (iii) to add to the covenants of the Issuer for the benefit of the Noteholders or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, correct or supplement any provision herein or in any supplemental Indenture that may be defective or inconsistent with any other provision herein or in any supplemental Indenture or make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental Indenture that shall not be inconsistent with the provisions of this Indenture; provided that such other provisions shall not adversely affect the interests of the Noteholders; or

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes or to add to or change any of the

                                                                       Indenture
         provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article Six.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental Indenture and to make any further appropriate agreements and stipulations as may be therein contained.

         (b) The Issuer and the Indenture Trustee, when requested by a Issuer Request, may enter into an Indenture or Indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or for the purpose of modifying in any manner (other than the modifications set forth in Section 9.02, which require consent of the Holder of each Note affected thereby) the rights of the Noteholders under this Indenture; provided, however, that (i) such action shall not materially adversely affect the interests of any Noteholder, (ii) the Rating Agency Condition shall have been satisfied with respect to such action and (iii) such action shall not, as evidenced by an Opinion of Counsel, (A) affect the treatment of the Notes as debt for federal income tax purposes, (B) be deemed to cause a taxable exchange of the Notes for federal income tax purposes or (C) cause the Issuer, the Transferor or the Titling Trust to be taxable as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

         SECTION 9.02 Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when requested by a Issuer Request, also may, with the consent of Noteholders holding not less than a Majority Interest of the Notes voting together as a single class, by Act of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an Indenture or Indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture subject to the satisfaction of the Rating Agency Condition and provided that no such supplemental Indenture shall, without the consent of the Noteholder of each Outstanding Note affected thereby:

         (a) change the Note Final Scheduled Payment Date of or the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article Five, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

         (b) reduce the percentage of the Outstanding Amount, the consent of the Noteholders of which is required for any such supplemental Indenture or the consent of the Noteholders of which is required for any waiver of compliance with provisions of this Indenture or Indenture Defaults hereunder and their consequences provided for in this Indenture;

                                                                       Indenture

         (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

         (d) reduce the percentage of the Outstanding Amount required to direct the Indenture Trustee to direct the Owner Trustee to sell the Trust Estate pursuant to Section 5.04, if the proceeds of such sale would be insufficient to pay the Outstanding Amount plus accrued but unpaid interest on the Notes;

         (e) modify any provision of this Section, except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby;

         (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation);

         (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security provided by the lien of this Indenture; or

         (h) impair the right to institute suit for the enforcement of payment as provided in Section 5.07.

         Any such supplemental Indenture shall be executed only upon delivery of an Opinion of Counsel to the same effect as in Section 9.01(b). The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental Indenture and any such determination shall be conclusive upon all Noteholders, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental Indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental Indenture pursuant to this Section, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental Indenture relates a notice setting forth in general terms the substance of such supplemental Indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental Indenture.

         SECTION 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental Indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be

                                                                       Indenture
entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental Indenture is authorized or permitted by this Indenture. The Indenture Trustee may but shall not be obligated to enter into any such supplemental Indenture that affects the Indenture Trustee's own rights, duties, liabilities or indemnities under this Indenture or otherwise.

         SECTION 9.04 Effect of Supplemental Indenture. Upon the execution of any supplemental Indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer, the Owner Trustee and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental Indenture shall be and shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.05 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental Indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental Indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental Indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                  ARTICLE TEN

                               REDEMPTION OF NOTES

         SECTION 10.01 Redemption.

         (a) Pursuant to Section 9.01 of the Trust Agreement, the Servicer shall be permitted at its option to purchase the 2004-A SUBI Certificate from the Issuer on any Redemption Date relating to the exercise of an Optional Purchase. In connection with the exercise of an Optional Purchase, the Servicer will deposit the Optional Purchase Price into the 2004-A SUBI Collection Account on the Deposit Date relating to the Redemption Date. In connection with an Optional Purchase, the Notes shall be redeemed on the Redemption Date in whole, but not in part, for the Redemption Price and the 2004-A SUBI Certificate shall be delivered to or upon the order of the Servicer.

         (b) In connection with the exercise of an Optional Purchase, on the Redemption Date, prior to 11:00 a.m., New York City time, the Servicer shall transfer the Optional Purchase Price as part of the Available Funds from the 2004-A SUBI Collection Account as follows: (i) to the Note Distribution Account, the Redemption Price and (ii) to the Certificate Distribution Account, the Repayment Price.

                                                                       Indenture

         (c) If the Notes are to be redeemed pursuant to this Section, the Administrative Agent or the Issuer shall provide at least 20 days' prior notice of the redemption of the Notes to the Indenture Trustee, the Owner Trustee and the Cap Provider, and the Indenture Trustee shall provide at least 15 days' (but no more than 30 days') notice thereof to the Noteholders.

         SECTION 10.02 Form of Redemption Notice. Notice of redemption under
Section 10.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed to each Holder of Notes as of the close of business on the Deposit Date preceding the applicable Redemption Date at such Holder's address appearing in the Note Register. In addition, the Administrative Agent shall notify each Rating Agency upon the redemption of the Notes, pursuant to the Trust Administration Agreement.

         All notices of redemption shall state:

         (a) the Redemption Date;

         (b) the Redemption Price;

         (c) the place where the Notes to be redeemed are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02); and

         (d) that on the Redemption Date, the Redemption Price will become due and payable upon each such Note and that interest thereon shall cease to accrue from and after the Redemption Date.

         Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption (or any defect therein) to any Noteholder shall not impair or affect the validity of the redemption of any other Note.

         SECTION 10.03 Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 10.02, become due and payable on the Redemption Date at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

         SECTION 11.01 Compliance Certificates and Opinions.

         (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and each Rating Agency (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if

                                                                       Indenture
any, have been complied with and (iii) if required by the TIA, an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) In addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture:

                  (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee (if so requested by the Indenture Trustee or required by the TIA) an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer would be required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above if such an Officer's Certificate had been required by the Indenture Trustee or required by the TIA, regardless of whether such an Officer's Certificate was so requested or required, the Issuer shall deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value of the property or securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current calendar year of the Issuer, as set forth in the Officer's Certificate delivered pursuant to clause (i) above, is 10% or more of the Outstanding Amount; provided, however, such Independent Certificate need not be furnished with respect to any securities so deposited, if the fair

                                                                       Indenture
         value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the Outstanding Amount.

                  (iii) Other than with respect to any release described in clause (A) or (B) of Section 11.01(b)(v), whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee (if so requested by the Indenture Trustee or required by the TIA) an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person, the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer would be required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii) above if such an Officer's Certificate had been required by the Indenture Trustee or required by the TIA, regardless of whether such an Officer's Certificate was so requested or required, the Issuer shall furnish to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value of the property or securities and of all other property, or securities (other than property described in clauses (A) or (B) of Section 11.01(b)(v)) released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the Officer's Certificates required by clause
         (iii) above and this clause, equals 10% or more of the Outstanding Amount, but such Officer's Certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the Outstanding Amount.

                  (v) Notwithstanding Section 2.08 or any other provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of the Collateral as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Accounts as and to the extent permitted or required by the Basic Documents.

         SECTION 11.02 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of or representations by an officer or officers of the Administrative Agent, the Transferor or the Issuer, stating that the

                                                                       Indenture
information with respect to such factual matters is in the possession of the Administrative Agent, the Transferor or the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any terms hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article Six.

         SECTION 11.03 Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the holder of any Note shall bind the holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.04 Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United

                                                                       Indenture

States mail, postage prepaid, hand delivery, prepaid courier service, or by telecopier, and addressed in each case as follows: (i) if to the Issuer c/o the Owner Trustee, at Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890 (telecopier no. (302) 651-8882), Attention: Corporate Trust Administration with a copy to the Administrative Agent, at 990 West 190th Street, Torrance, California, 90502 (telecopier no. (310) 324-2542), Attention:
Treasurer; (ii) if to the Indenture Trustee, at Wrigley Building, 400 N. Michigan Ave., 2nd Floor, Chicago, IL 60611 (telecopier no. (312) 836-6701),
Attention: Nissan Auto Lease Trust 2004-A; (iii) if to Moody's, to 99 Church Street, New York, New York 10007 (telecopier no. (212) 553-7820), Attention: ABS Monitoring Group; (iv) if to Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York, 10041 (telecopier no. (212) 208-0030), Attention: Asset Backed Monitoring Group; (v) if to Fitch, at Fitch, Inc., One State Street Plaza, New York, New York 10004 (telecopier no.(212) 480-4438), Attention: Romaana Zia ;or
(vi) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

         SECTION 11.05 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class, postage prepaid to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest and not earlier than the earliest date prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to each Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Indenture Default.

         SECTION 11.06 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                                                       Indenture

         SECTION 11.07 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

         SECTION 11.08 Severability. If any one or more of the covenants, agreement, provisions or terms of this Indenture shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Notes, the Interest Rate Cap Agreement or the Trust Certificates or the rights of the Holders thereof.

         SECTION 11.09 Benefits of Indenture. Nothing in this Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders (and, with respect to Sections 8.03 and 8.04, the Trust Certificateholders), any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.10 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.11 Governing Law. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.12 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.13 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer accompanied by an Opinion of Counsel (who may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.14 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith

                                                                       Indenture
or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any Trust Certificateholder, (iii) any owner of a beneficial interest in the Issuer or (iv) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any Trust Certificateholder, the Owner Trustee or of the Indenture Trustee or any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         SECTION 11.15 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder or Note Owner, by accepting a Note or in the case of a Note Owner, a beneficial interest in a Note, hereby covenant and agree that they will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding, or other Proceeding under federal or State bankruptcy or similar laws for a period of one year and a day after:

         (a) payment in full of all amounts due to each Holder in respect of the UTI, the 2004-A SUBI or any Other SUBIs, against the UTI Beneficiary, the Titling Trust and the Titling Trustee, without the consent of 100% of the Holders of the 2004-A SUBI and any Other SUBI (excluding the UTI Beneficiary, the Transferor or any of their respective Affiliates); and

         (b) payment in full of the Notes, against the Transferor or the Issuer; provided, however, that 100% of the Noteholders, or, if no Notes are then outstanding, 100% of the Trust Certificateholders (in each case excluding the Transferor and any of its Affiliates) may at any time institute or join in instituting any bankruptcy, reorganization, insolvency or liquidation proceeding against the Transferor or the Issuer.

         SECTION 11.16 No Recourse. Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity or any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         SECTION 11.17 Inspection. The Issuer agrees that on reasonable prior notice it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies

                                                                       Indenture
and extracts therefrom, to cause such books to be audited by Independent certified public accountants and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information, except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         SECTION 11.18 Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Ten of the Trust Agreement.

         SECTION 11.19 Assignment of the Interest Rate Cap Agreement.

         (a) The Issuer, in furtherance of the covenants of this Indenture and as security for the Notes and the performance and observance of the provisions hereof, hereby assigns, transfers, conveys and sets over to the Indenture Trustee, for the benefit of the Noteholders, all of the Issuer's estate, right, title and interest in, to and under the Interest Rate Cap Agreement, including, without limitation, (i) all of the Issuer's interest in all securities, monies and proceeds held by the Cap Provider thereunder, (ii) the right to give all notices, consents and releases thereunder, (iii) the right to give all notices of termination and to take any legal action upon the breach of an obligation of the Cap Provider, thereunder, including the commencement, conduct and consummation of proceedings at law or in equity, (iv) the right to receive all notices, accountings, consents, releases and statements thereunder and (v) the right to do any and all other things whatsoever that the Issuer is or may be entitled to do thereunder; provided so long as no Indenture Default has occurred and is continuing hereunder, the Indenture Trustee hereby grants the Issuer a license to exercise all of the Issuer's rights pursuant to the Interest Rate Cap Agreement without notice to or the consent of the Indenture Trustee (except as otherwise expressly required by this Indenture), which license shall be and is hereby deemed to be automatically revoked upon the occurrence of any Indenture Default until such time, if any, as the Indenture Default is cured or waived. The Indenture Trustee shall have no liability with respect to any act or failure to act by the Issuer under the Interest Rate Cap Agreement (provided that this sentence shall not limit or relieve the Indenture Trustee from any responsibility it may have under this Indenture upon the occurrence of and during the continuance of any Indenture Default hereunder).

         (b) The assignment made hereby is executed as collateral security, and the execution and delivery hereby shall not in any way impair or diminish the obligations of the Issuer under the

                                                                       Indenture
provisions of the Interest Rate Cap Agreement, nor shall any of the obligations contained in the Interest Rate Cap Agreement be imposed on the Indenture Trustee.

         (c) Upon the retirement of the Notes and the release of the Trust Estate from the lien of this Indenture, this assignment and all rights herein assigned to the Indenture Trustee for the benefit of the Noteholders shall cease and terminate and all the estate, right, title and interest of the Indenture Trustee and the Noteholders in, to and under the Interest Rate Cap Agreement shall revert to the Issuer and no further instrument or act shall be necessary to evidence such termination and reversion.

         (d) The Issuer represents that the Issuer has not executed any other assignment of the Interest Rate Cap Agreement.

         (e) The Issuer agrees that this assignment is irrevocable, and that it will not take any action which is inconsistent with this assignment or make any other assignment inconsistent herewith. The Issuer will, upon the request of the Indenture Trustee, execute all instruments of further assurance and all such supplemental instruments with respect to this assignment as the Indenture Trustee may specify.

         (f) The Issuer further agrees, with respect to the Interest Rate Cap Agreement, as follows:

                  (i) The Issuer will obtain on or before the Closing Date the acknowledgement by Cap Provider that the Issuer is assigning all of its right, title and interest in, to and under the Interest Rate Cap Agreement to the Indenture Trustee for the benefit of the Noteholders.

                  (ii) Prior to the occurrence of an Indenture Default the Issuer will deliver to the Indenture Trustee copies of all notices and communications delivered or required to be delivered to the Issuer pursuant to the Interest Rate Cap Agreement, but only if such notice or communication relates to any (i) default under, (ii) early termination or (iii) amendment of, the Interest Rate Cap Agreement.

                  (iii) The Issuer will not enter into any agreement amending, modifying or terminating the Interest Rate Cap Agreement, without prior written consent of the Noteholders holding not less than a Majority Interest of the Notes, voting together as a single class, and written confirmation by the Rating Agencies that such amendment, modification or termination would not cause the ratings of any Class of Notes to be reduced or withdrawn; provided (A) that the consent of Noteholders holding not less than a Majority Interest of the Notes, voting together as a single class, and confirmation by the Rating Agencies shall not be required for an amendment or modification to cure any ambiguity or to correct or supplement any provision with respect to matters or questions arising under the Interest Rate Cap Agreement which shall not be inconsistent with the provisions thereof or of this Indenture, in each case so long as such amendment or modification does not affect in any material respects the interests of any Noteholder (as evidenced by an Opinion of Counsel acceptable to the Indenture Trustee) and (B) neither the consent of Noteholders holding not less than a Majority Interest of the Notes, voting

                                                                       Indenture
         together as a single class, confirmation by the Rating Agencies nor an Opinion of Counsel shall be required with respect to any amendment or modification that either only corrects a manifest error or is principally and manifestly for the benefit of the Noteholders.

         SECTION 11.20 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                                                                       Indenture

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                           NISSAN AUTO LEASE TRUST 2004-A

                           By: Wilmington Trust Company,
                                  not in its individual capacity, but solely as Owner Trustee

                               By: _____________________________________________
                               Name:
                               Title:

                           U.S. BANK NATIONAL ASSOCIATION, as
                           Indenture Trustee

                           By: _________________________________________________
                               Name:
                               Title:

         Receipt of this original counterpart of this Agreement is hereby acknowledged on this _________ day of _________, 2004.

                           NILT, INC.,
                               as Titling Trustee

                           By: _________________________________________________
                               Name:
                               Title:

                                                                       Indenture

STATE OF DELAWARE

COUNTY OF NEW CASTLE

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared , known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Wilmington Trust Company, not in its individual capacity but as Owner Trustee of the NISSAN AUTO LEASE TRUST 2004-A, a Delaware statutory trust, and that such person executed the same as the act of said statutory trust for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _________th day of _________, 2004.

                 Notary Public in and for the State of DELAWARE

(Seal)

My commission expires:

____________

                                                                       Indenture

STATE OF ILLINOIS

COUNTY OF COOK

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared , known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Indenture Trustee of the NISSAN AUTO LEASE TRUST 2004-A, a Delaware statutory trust, and that such person executed the same as the act of said statutory trust for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this __th day of October, 2004.

                 Notary Public in and for the State of ILLINOIS

(Seal)

My commission expires:

___________

                                                                       Indenture

                                                                       EXHIBIT A

                             FORM OF CLASS A-1 NOTE

                       SEE REVERSE FOR CERTAIN DEFINITIONS

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         TRANSFERS OF THE NOTES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE Indenture.

         THE HOLDER, BY ACCEPTANCE OF THIS NOTE, SHALL BE DEEMED TO HAVE AGREED TO TREAT THE NOTES AS DEBT FOR UNITED STATES FEDERAL AND STATE INCOME TAX PURPOSES.

         THIS NOTE IS NOT AN OBLIGATION OF, AND WILL NOT BE INSURED OR GUARANTEED BY, ANY GOVERNMENTAL AGENCY OR NISSAN AUTO LEASING LLC II, NISSAN MOTOR ACCEPTANCE CORPORATION, NISSAN NORTH AMERICA, INC., NISSAN MOTOR CO., LTD., ANY TRUSTEE OR ANY OF THEIR AFFILIATES. THE PRINCIPAL AND INTEREST ON THIS
NOTE IS PAYABLE SOLELY FROM PAYMENTS ON THE RECEIVABLES AND AMOUNTS ON DEPOSIT IN THE RESERVE ACCOUNT.

                                                                       Indenture

                         NISSAN AUTO LEASE TRUST 2004-A
                      _____ % ASSET BACKED NOTE, CLASS A-1

         REGISTERED                                                   $_________
         No. R-___                                         CUSIP NO.   _________

         Nissan Auto Lease Trust 2004-A, a statutory trust organized and existing under the laws of the State of Delaware (including any permitted successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _______________________ ($_____________) in monthly installments on the 15th day of each month, or if such day is not a Business Day, on the immediately succeeding Business Day, commencing on _________, 2004 (each, a "Payment Date"), until the principal of this Note is paid or made available for payment, and to pay interest on each Payment Date on the Class A-1 Note Balance as of the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), or as of the Closing Date in the case of the first Payment Date or if no interest has yet been paid, at the rate per annum shown above (the "Interest Rate"), in each case as and to the extent described below; provided, however, that the entire Class A-1 Note Balance shall be due and payable on the earlier of _________ (the "Note Final Scheduled Payment Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. The Issuer shall pay interest on overdue installments of interest at the Interest Rate to the extent lawful. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee the name of which appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                                                                       Indenture

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or by facsimile, by its Authorized Officer as of the date set forth below.

         Dated: ________, 2004

                           NISSAN AUTO LEASE TRUST 2004-A,

                               By: Wilmington Trust Company,
                                      as Owner Trustee

                               By: _____________________________________________
                                    Name:
                                    Title:

                Indenture TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

         Dated: _________, 2004              U.S. BANK NATIONAL ASSOCIATION,
                                                   as Indenture Trustee

                                             By: _______________________________
                                                  Name:
                                                  Title:

                                                                       Indenture

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its "____% Asset Backed Notes, Class A-1" (herein called the "Notes") issued under an Indenture, dated as of _________, 2004 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and U.S. Bank National Association, as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3a Notes, and the Class A-3b Notes are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture. However, to the extent provided in the Indenture, each Class will receive principal payment sequentially so that, except as otherwise provided in the Indenture, no principal payments shall be made in respect of (i) the Class A-2 Notes until the Class A-1 Notes have been paid in full, and (ii) the Class A-3a Notes and the Class A-3b Notes until the Class A-2 Notes have been paid in full. Principal payments on the Class A-3a Notes and Class A-3b Notes shall be made pro rata based on the principal balances of the Class A-3a Notes and the Class A-3b Notes until they are paid in full.

         Principal payable on the Notes will be paid on each Payment Date in the amount specified in the Indenture. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Note Final Scheduled Payment Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Notes shall be due and payable following the occurrence and continuance of an Indenture Default, as described in the Indenture. In such an event, first, principal payments on the Class A-1 Notes shall be made, and second, principal payments on the Class A-2 Notes, Class A-3a Notes and Class A-3b Notes shall be made pro rata to the Noteholders entitled thereto.

         Payments of principal and interest on this Note due and payable on each Payment Date or Redemption Date shall be made by check mailed to the Person whose name appears as the registered holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Deposit Date, except that with respect to Notes registered on the Deposit Date in the name of (i) the nominee of DTC (initially, such nominee to be Cede & Co.), and (ii) a Person (other than the nominee of DTC) that holds Notes with original denominations aggregating at least $1 million and has given the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Deposit Date (which instructions, until revised, shall remain operative for all Payment Dates thereafter), payments will be made by wire transfer in immediately available funds to the account designated by such nominee or Person. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Deposit Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note

                                                                       Indenture

(or any one or more Predecessor Notes) affected by any payments made on any Payment Date or Redemption Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Payment Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered holder hereof as of the Deposit Date preceding such Payment Date or Redemption Date by notice mailed within five days of such Payment Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         As provided in the Indenture, the Servicer will be permitted at its option to purchase the 2004-A SUBI Certificate from the Issuer on any Payment Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Securities Balance is less than or equal to 10% of the Initial Securities Balance. The purchase price (the "Optional Purchase Price") for the 2004-A SUBI Certificate shall equal the Securitization Value of the 2004-A SUBI Assets plus the appraised value of any other property (other than cash, in which case such value shall be amount of such funds held in cash) held as part the Trust Assets (less liquidation expenses). The Redemption Price for the Notes will equal the aggregate Note Balance, plus accrued and unpaid interest thereon at the related Interest Rate (including to the extent allowed by law, interest on overdue interest, if applicable), to but not including the Redemption Date, which amount, with such additional amounts constituting in the aggregate the Optional Purchase Price, shall be deposited by the Servicer into the 2004-A SUBI Collection Account on the Deposit Date relating to the Payment Date fixed for redemption. In connection with an Optional Purchase, the Notes will be redeemed on such Payment Date in whole, but not in part, for the Redemption Price and thereupon and the 2004-A SUBI Certificate shall be delivered to the Servicer.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the Transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any

                                                                       Indenture
such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         The Notes represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Transferor, the UTI Beneficiaries or any of their respective Affiliates.

         Each Noteholder by acceptance of a Note, or in the case of a Note Owner, by acceptance of a beneficial interest in the Notes, hereby covenants and agrees that it will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding, or other Proceeding under federal or State bankruptcy or similar laws for a period of one year and a day after:

         (a) payment in full of all amounts due to each Holder in respect of the UTI, the 2004-A SUBI or any Other SUBIs, against the UTI Beneficiary, the Titling Trust and the Titling Trustee, without the consent of 100% of the Holders of the 2004-A SUBI and any Other SUBI (excluding the UTI Beneficiary, the Transferor or any of their respective Affiliates); and

         (b) payment in full of the Notes, against the Transferor or the Issuer; provided, however, that 100% of the Noteholders, or, if no Notes are then outstanding, 100% of the Trust Certificateholders (in each case excluding the Transferor and any of its Affiliates) may at any time institute or join in instituting any bankruptcy, reorganization, insolvency or liquidation proceeding against the Transferor or the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Owner Trustee, the Indenture Trustee and any agent of the Owner Trustee or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Owner Trustee, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of Noteholders representing not less than a Majority Interest of the Notes. The Indenture also contains provisions permitting Noteholders representing specified percentages of the Outstanding Amount, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

                                                                       Indenture

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

                                                                       Indenture

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee:

                      ___________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         _______________________________________________________________________

         _______________________________________________________________________
                         (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:(1)

         Signature Guaranteed:

         _____________________________________

------------------------------
         (1) The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       Indenture

                          FORM OF CLASS A-[2] [3b] NOTE

                       SEE REVERSE FOR CERTAIN DEFINITIONS

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         TRANSFERS OF THE NOTES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE Indenture.

         THE HOLDER, BY ACCEPTANCE OF THIS NOTE, SHALL BE DEEMED TO HAVE AGREED TO TREAT THE NOTES AS DEBT FOR UNITED STATES FEDERAL AND STATE INCOME TAX PURPOSES.

         THIS NOTE IS NOT AN OBLIGATION OF, AND WILL NOT BE INSURED OR GUARANTEED BY, ANY GOVERNMENTAL AGENCY OR NISSAN AUTO LEASING LLC II, NISSAN MOTOR ACCEPTANCE CORPORATION, NISSAN NORTH AMERICA, INC., NISSAN MOTOR CO., LTD., ANY TRUSTEE OR ANY OF THEIR AFFILIATES. THE PRINCIPAL AND INTEREST ON THIS
NOTE IS PAYABLE SOLELY FROM PAYMENTS ON THE RECEIVABLES AND AMOUNTS ON DEPOSIT IN THE RESERVE ACCOUNT.

                                                                       Indenture

                         NISSAN AUTO LEASE TRUST 2004-A
                   _____ % ASSET BACKED NOTE, CLASS A-[2] [3b]

         REGISTERED                                                   $_________
         No. R-___                                         CUSIP NO.   _________

         Nissan Auto Lease Trust 2004-A, a statutory trust organized and existing under the laws of the State of Delaware (including any permitted successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _______________________ ($_____________) in monthly installments on the 15th day of each month, or if such day is not a Business Day, on the immediately succeeding Business Day, commencing on _________, 2004 (each, a "Payment Date"), until the principal of this Note is paid or made available for payment, and to pay interest on each Payment Date on the Class A-[2] [3b] Note Balance as of the period from and including the 15th day of each month (after giving effect to all payments of principal made on the preceding Payment Date) to but excluding the 15th day of the immediately succeeding month, or as of the Closing Date in the case of the first Payment Date or if no interest has yet been paid, at the rate per annum shown above (the "Interest Rate"), in each case as and to the extent described below; provided, however, that the entire [Class A-2] [Class A-3b] Note Balance shall be due and payable on the earlier of _________ (the "Note Final Scheduled Payment Date") and the Redemption Date, if any, pursuant to
Section 10.01 of the Indenture. The Issuer shall pay interest on overdue installments of interest at the Interest Rate to the extent lawful. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee the name of which appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                                                                       Indenture

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or by facsimile, by its Authorized Officer as of the date set forth below.

         Dated: ________, 2004

                               NISSAN AUTO LEASE TRUST 2004-A,

                                  By: Wilmington Trust Company,
                                         as Owner Trustee

                                  By: __________________________________________
                                       Name:
                                       Title:

                Indenture TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

         Dated: _________, 2004          [U.S. BANK NATIONAL ASSOCIATION],
                                                as Indenture Trustee

                                          By: __________________________________
                                               Name:
                                               Title:

                                                                       Indenture

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its "____% Asset Backed Notes, Class A-[2] [3b]" (herein called the "Notes") issued under an Indenture, dated as of _________, 2004 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and U.S. Bank National Association, as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3a Notes and Class A-3b Notes are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture. However, to the extent provided in the Indenture, each Class will receive principal payment sequentially so that, except as otherwise provided in the Indenture, no principal payments shall be made in respect of (i) the Class A-2 Notes until the Class A-1 Notes have been paid in full, and (ii) the Class A-3a Notes and the Class A-3b Notes until the Class A-2 Notes have been paid in full. Principal payments on the Class A-3a Notes and Class A-3b Notes shall be made pro rata based on the principal balances of the Class A-3a Notes and the Class A-3b Notes until they are paid in full.

         Principal payable on the Notes will be paid on each Payment Date in the amount specified in the Indenture. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Note Final Scheduled Payment Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Notes shall be due and payable following the occurrence and continuance of an Indenture Default, as described in the Indenture. In such an event, first, principal payments on the Class A-1 Notes shall be made, and second, principal payments on the Class A-2 Notes, Class A-3a Notes and Class A-3b Notes shall be made pro rata to the Noteholders entitled thereto.

         Payments of principal and interest on this Note due and payable on each Payment Date or Redemption Date shall be made by check mailed to the Person whose name appears as the registered holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Deposit Date, except that with respect to Notes registered on the Deposit Date in the name of (i) the nominee of DTC (initially, such nominee to be Cede & Co.), and (ii) a Person (other than the nominee of DTC) that holds Notes with original denominations aggregating at least $1 million and has given the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Deposit Date (which instructions, until revised, shall remain operative for all Payment Dates thereafter), payments will be made by wire transfer in immediately available funds to the account designated by such nominee or Person. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Deposit Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note

                                                                       Indenture

(or any one or more Predecessor Notes) affected by any payments made on any Payment Date or Redemption Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Payment Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered holder hereof as of the Deposit Date preceding such Payment Date or Redemption Date by notice mailed within five days of such Payment Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         As provided in the Indenture, the Servicer will be permitted at its option to purchase the 2004-A SUBI Certificate from the Issuer on any Payment Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Securities Balance is less than or equal to 10% of the Initial Securities Balance. The purchase price (the "Optional Purchase Price") for the 2004-A SUBI Certificate shall equal the Securitization Value of the 2004-A SUBI Assets plus the appraised value of any other property (other than cash, in which case such value shall be amount of such funds held in cash) held as part the Trust Assets (less liquidation expenses). The Redemption Price for the Notes will equal the aggregate Note Balance, plus accrued and upaid interest thereon at the related Interest Rate (including to the extent allowed by law, interest on overdue interest, if applicable), to but not including the Redemption Date, which amount, with such additional amounts constituting in the aggregate the Optional Purchase Price, shall be deposited by the Servicer into the 2004-A SUBI Collection Account on the Deposit Date relating to the Payment Date fixed for redemption. In connection with an Optional Purchase, the Notes will be redeemed on such Payment Date in whole, but not in part, for the Redemption Price and thereupon the 2004-A SUBI Certificate shall be delivered to the Servicer.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the Transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any

                                                                       Indenture
such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         The Notes represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Transferor, the UTI Beneficiaries or any of their respective Affiliates.

         Each Noteholder by acceptance of a Note, or in the case of a Note Owner, by acceptance of a beneficial interest in the Notes, hereby covenants and agrees that it will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding, or other Proceeding under federal or State bankruptcy or similar laws for a period of one year and a day after:

         (a) payment in full of all amounts due to each Holder in respect of the UTI, the 2004-A SUBI or any Other SUBIs, against the UTI Beneficiary, the Titling Trust and the Titling Trustee, without the consent of 100% of the Holders of the 2004-A SUBI and any Other SUBI (excluding the UTI Beneficiary, the Transferor or any of their respective Affiliates); and

         (b) payment in full of the Notes, against the Transferor or the Issuer; provided, however, that 100% of the Noteholders, or, if no Notes are then outstanding, 100% of the Trust Certificateholders (in each case excluding the Transferor and any of its Affiliates) may at any time institute or join in instituting any bankruptcy, reorganization, insolvency or liquidation proceeding against the Transferor or the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Owner Trustee, the Indenture Trustee and any agent of the Owner Trustee or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Owner Trustee, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of Noteholders representing not less than a Majority Interest of the Notes. The Indenture also contains provisions permitting Noteholders representing specified percentages of the Outstanding Amount, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

                                                                       Indenture

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

                                                                       Indenture

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee:

                         ______________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         _______________________________________________________________________

         _______________________________________________________________________
                         (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:(1)

         Signature Guaranteed:

__________________________________

---------------------------
         (1) The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       Indenture

                             FORM OF CLASS A-3a NOTE

                       SEE REVERSE FOR CERTAIN DEFINITIONS

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         TRANSFERS OF THE NOTES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE.

         THE HOLDER, BY ACCEPTANCE OF THIS NOTE, SHALL BE DEEMED TO HAVE AGREED TO TREAT THE NOTES AS DEBT FOR UNITED STATES FEDERAL AND STATE INCOME TAX PURPOSES.

         THIS NOTE IS NOT AN OBLIGATION OF, AND WILL NOT BE INSURED OR GUARANTEED BY, ANY GOVERNMENTAL AGENCY OR NISSAN AUTO LEASING LLC II, NISSAN MOTOR ACCEPTANCE CORPORATION, NISSAN NORTH AMERICA, INC., NISSAN MOTOR CO., LTD., ANY TRUSTEE OR ANY OF THEIR AFFILIATES. THE PRINCIPAL AND INTEREST ON THIS
NOTE IS PAYABLE SOLELY FROM PAYMENTS ON THE RECEIVABLES AND AMOUNTS ON DEPOSIT IN THE RESERVE ACCOUNT.

                                                                       Indenture

                         NISSAN AUTO LEASE TRUST 2004-A
                   FLOATING RATE ASSET BACKED NOTE, CLASS A-3a

         REGISTERED                                                   $_________
         No. R-___                                          CUSIP NO.  _________

         Nissan Auto Lease Trust 2004-A, a statutory trust organized and existing under the laws of the State of Delaware (including any permitted successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _______________________ ($_____________) in monthly installments on the 15th day of each month, or if such day is not a Business Day, on the immediately succeeding Business Day, commencing on _________, 2004 (each, a "Payment Date"), until the principal of this Note is paid or made available for payment, and to pay interest on each Payment Date on the Class A-3a Note Balance as of the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), or as of the Closing Date in the case of the first Payment Date or if no interest has yet been paid, at the rate of one-month LIBOR/plus ____% (the "Interest Rate"), in each case as and to the extent described below; provided, however, that the entire Class A-3a Note Balance shall be due and payable on the earlier of _________ (the "Note Final Payment Scheduled Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. The Issuer shall pay interest on overdue installments of interest at the Interest Rate to the extent lawful. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee the name of which appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                                                                       Indenture

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or by facsimile, by its Authorized Officer as of the date set forth below.

         Dated: ________, 2004

                                     NISSAN AUTO LEASE TRUST 2004-A,

                                        By: Wilmington Trust Company,
                                               as Owner Trustee

                                        By: ____________________________________
                                             Name:
                                             Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

         Dated: _________, 2004         U.S. BANK NATIONAL ASSOCIATION,
                                              as Indenture Trustee

                                        By: ____________________________________
                                             Name:
                                             Title:

                                                                       Indenture

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its "Floating Rate Asset Backed Notes, Class A-3a" (herein called the "Notes") issued under an Indenture, dated as of _________, 2004 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and U.S. Bank National Association, as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3a Notes and Class A-3b Notes are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture. However, to the extent provided in the Indenture, each Class will receive principal payment sequentially so that, except as otherwise provided in the Indenture, no principal payments shall be made in respect of (i) the Class A-2 Notes until the Class A-1 Notes have been paid in full, and (ii) the Class A-3a Notes and the Class A-3b Notes until the Class A-2 Notes have been paid in full. Principal payments on the Class A-3a Notes and Class A-3b Notes shall be made pro rata based on the principal balances of the Class A-3a Notes and the Class A-3b Notes until they are paid in full.

         Principal payable on the Notes will be paid on each Payment Date in the amount specified in the Indenture. As described above, the entire unpaid principal amount of this Note will be payable on the earlier of the Note Final Scheduled Payment Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, under certain circumstances, the entire unpaid principal amount of the Notes shall be due and payable following the occurrence and continuance of an Indenture Default, as described in the Indenture. In such an event, first, principal payments on the Class A-1 Notes shall be made, and second, principal payments on the Class A-2 Notes, Class A-3a Notes and Class A-3b Notes shall be made pro rata to the Noteholders entitled thereto.

         Payments of principal and interest on this Note due and payable on each Payment Date or Redemption Date shall be made by check mailed to the Person whose name appears as the registered holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on the related Deposit Date, except that with respect to Notes registered on the Deposit Date in the name of (i) the nominee of DTC (initially, such nominee to be Cede & Co.), and (ii) a Person (other than the nominee of DTC) that holds Notes with original denominations aggregating at least $1 million and has given the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Deposit Date (which instructions, until revised, shall remain operative for all Payment Dates thereafter), payments will be made by wire transfer in immediately available funds to the account designated by such nominee or Person. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Deposit Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note

                                                                       Indenture

(or any one or more Predecessor Notes) affected by any payments made on any Payment Date or Redemption Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the remaining unpaid principal amount of this Note on a Payment Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered holder hereof as of the Deposit Date preceding such Payment Date or Redemption Date by notice mailed within five days of such Payment Date or Redemption Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         As provided in the Indenture, the Servicer will be permitted at its option to purchase the 2004-A SUBI Certificate from the Issuer on any Payment Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Securities Balance is less than or equal to 10% of the Initial Securities Balance. The purchase price (the "Optional Purchase Price") for the 2004-A SUBI Certificate shall equal the Securitization Value of the 2004-A SUBI Assets plus the appraised value of any other property (other than cash, in which case such value shall be amount of such funds held in cash) held as part the Trust Assets (less liquidation expenses). The Redemption Price for the Notes will equal the aggregate Note Balance, plus accrued and upaid interest thereon at the related Interest Rate (including to the extent allowed by law, interest on overdue interest, if applicable), to but not including the Redemption Date, which amount, with such additional amounts constituting in the aggregate the Optional Purchase Price, shall be deposited by the Servicer into the 2004-A SUBI Collection Account on the Deposit Date relating to the Payment Date fixed for redemption. In connection with an Optional Purchase, the Notes will be redeemed on such Payment Date in whole, but not in part, for the Redemption Price and thereupon the 2004-A SUBI Certificate shall be delivered to the Servicer.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture. No service charge will be charged for any registration of transfer or exchange of this Note, but the Transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any

                                                                       Indenture
such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         The Notes represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Transferor, the UTI Beneficiaries or any of their respective Affiliates.

         Each Noteholder by acceptance of a Note, or in the case of a Note Owner, by acceptance of a beneficial interest in the Notes, hereby covenants and agrees that it will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding, or other Proceeding under federal or State bankruptcy or similar laws for a period of one year and a day after:

         (a) payment in full of all amounts due to each Holder in respect of the UTI, the 2004-A SUBI or any Other SUBIs, against the UTI Beneficiary, the Titling Trust and the Titling Trustee, without the consent of 100% of the Holders of the 2004-A SUBI and any Other SUBI (excluding the UTI Beneficiary, the Transferor or any of their respective Affiliates); and

         (b) payment in full of the Notes, against the Transferor or the Issuer; provided, however, that 100% of the Noteholders, or, if no Notes are then outstanding, 100% of the Trust Certificateholders (in each case excluding the Transferor and any of its Affiliates) may at any time institute or join in instituting any bankruptcy, reorganization, insolvency or liquidation proceeding against the Transferor or the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Owner Trustee, the Indenture Trustee and any agent of the Owner Trustee or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Owner Trustee, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of Noteholders representing not less than a Majority Interest of the Notes. The Indenture also contains provisions permitting Noteholders representing specified percentages of the Outstanding Amount, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

                                                                       Indenture

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

                                                                       Indenture

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee:

                        ________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         _______________________________________________________________________

         _______________________________________________________________________
                         (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:(1)

         Signature Guaranteed:

___________________________________

----------------------------
         (1) The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       Indenture

                                                                       EXHIBIT B

                          FORM OF DEPOSITORY AGREEMENT

                                                                       Indenture

                                      B-1